UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04264

Name of Fund: BlackRock California Municipal Opportunities Fund (formerly, BlackRock California Municipal Bond Fund) of BlackRock California Municipal Series Trust

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock California Municipal Opportunities Fund (formerly, BlackRock California Municipal Bond Fund) of BlackRock California Municipal Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2015

Date of reporting period: 11/30/2014

Item 1 – Report to Stockholders

NOVEMBER 30, 2014

SEMI-ANNUAL REPORT

BlackRock California Municipal Bond Fund  |  of BlackRock California Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund  |  of BlackRock Multi-State Municipal Series Trust

BlackRock Pennsylvania Municipal Bond Fund  |  of BlackRock Multi-State Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund  |  of BlackRock Municipal Series Trust

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

What’s Happened in the Markets

Dear Shareholder,

Financial markets generally had a strong first half of 2014 even as the U.S. Federal Reserve gradually reduced (or “tapered”) their asset purchase programs. The year got off to a rocky start, however, as a number of developing economies showed signs of stress and U.S. economic data weakened. Equities declined in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were assuaged by increasing evidence that the soft patch in U.S. data had been temporary and weather-related, and forecasts pointed to growth picking up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising tensions in Russia and Ukraine and signs of decelerating growth in China. Investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings, increased merger-and-acquisition activity and, perhaps most importantly, reassurance that the Fed had no imminent plans to increase short-term interest rates.

In the low-yield environment, more investors turned to equities, pushing major stock indices to record levels. However, investors eventually became wary of high valuations and began shedding stocks that had experienced significant price appreciation in 2013. A broad rotation into cheaper valuations resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with their rising market prices. In contrast, emerging markets benefited from the trend after having suffered heavy selling pressure earlier in the year.

Volatility ticked up in the middle of the summer as geopolitical tensions escalated and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows. Most asset classes declined in the third quarter, particularly the riskier and higher valued segments such as U.S. small cap and international stocks. In fixed income markets, high yield bonds struggled. U.S. large cap stocks and municipal bonds held their ground as investors were drawn to these more stable segments.

In the final two months of the period, U.S. markets outperformed other parts of the world, driven largely by stronger economic growth versus other developed countries, most notably in Europe. The divergence of central bank policy came into focus as the European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy. U.S. equities benefited from the foreign central bank flows, while lower rates in Europe and Japan helped support demand for higher quality long-term U.S. bonds offering relatively attractive yields.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.58%	16.86%
U.S. small cap equities (Russell 2000® Index)	4.09	3.99
International equities (MSCI Europe, Australasia, Far East Index)	(5.07)	(0.02)
Emerging market equities (MSCI Emerging Markets Index)	(0.82)	1.06
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.61	8.09
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	1.92	5.27
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.35	8.34
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.59)	4.52
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of November 30, 2014	BlackRock California Municipal Bond Fund

Investment Objective

BlackRock California Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal and California income taxes.

On November 14, 2014, the Board of Trustees of the Fund approved changes to the Fund’s name and investment strategies. The Fund will change its name to BlackRock California Municipal Opportunities Fund. Under its new investment strategies, the Fund will continue to seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in California municipal bonds. The Fund’s new investment strategies provide greater flexibility to navigate changing market conditions and a diverse interest rate environment. In addition, the Fund’s investment advisor has determined to change the Fund’s secondary benchmark from the Custom California Index to the S&P® California Municipal Bond Index. The investment advisor believes that the new benchmark is more relevant to the Fund’s new investment strategies. These changes become effective on January 26, 2015.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended November 30, 2014, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index and underperformed its secondary benchmark, the Custom California Index. The following discussion of relative performance pertains to the Custom California Index.

What factors influenced performance?

•

The Fund’s overweight positions in the health care and utilities sectors made a positive contribution to performance during the period. The Fund benefited from income generated in the form of coupon payments from its portfolio of municipal bond holdings. In addition, the Fund’s limited use of leverage through its position in tender option bonds provided both incremental return and income in an environment of low short-term borrowing costs and declining interest rates. (Bond prices rise as yields fall). The Fund was also helped by its lack of exposure to Puerto Rico, which underperformed during the period.

•

The Fund’s shorter duration posture (lower sensitivity to interest rate movements) relative to the benchmark index detracted from performance as interest rates declined. The Fund’s high quality bias also had a negative impact on relative results. Although high quality issues provided positive returns, significant fund flows caused yield spreads to tighten more dramatically in lower-rated bonds (which indicates outperformance).

Describe recent portfolio activity.

•

The Fund’s duration was reduced during the six-month period. The Fund had an overweight duration coming into the period, and it closed the period with an underweight as the investment advisor sought to achieve a more defensive stance. New purchases were a mix of shorter maturity and higher coupon issues. The Fund also participated in some primary market issues in order to capture performance from the higher yields generally available on these bonds. The Fund reduced leverage during the period.

Describe portfolio positioning at period end.

•

Relative to the Custom California Index, the Fund ended the period with an underweight duration posture and overweight exposure to water and utility bonds. In addition, the Fund maintained a bias for higher quality California issues. The average coupon rate of the Fund’s municipal bond holdings stood at 5.38% at the close of the period. The Fund continued to hold exposure to tender option bonds in order to increase income while the municipal yield curve remained relatively steep and short-term interest rates remained low. In addition, the Fund continued to hold 10-year U.S. Treasury futures contracts to manage interest rate risk.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

BlackRock California Municipal Bond Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in a portfolio of long-term investment grade California municipal bonds.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The S&P® California Municipal Bond Index includes all California bonds in the S&P® Municipal Bond Index. Effective as of January 1, 2014, the Fund’s secondary benchmark, the S&P® California Municipal Bond Index, was replaced with the Custom California Index.

[5]

Custom California Index — a customized benchmark that reflects the returns of the S&P® California Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those California bonds in the S&P® California Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended November 30, 2014

				Average Annual Total Returns[6]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.65%	1.62%	3.06%	11.42%	N/A	6.55%	N/A	5.14%	N/A
Investor A	1.39	1.34	2.96	11.22	6.49%	6.31	5.39%	4.90	4.44%
Investor A1	1.50	1.48	2.94	11.36	6.91	6.47	5.60	5.06	4.63
Investor B	0.95	0.93	2.72	10.79	6.79	6.01	5.69	4.62	4.62
Investor C	0.70	0.64	2.49	10.38	9.38	5.52	5.52	4.12	4.12
Investor C1	1.07	1.04	2.68	10.81	9.81	5.94	5.94	4.54	4.54
S&P® Municipal Bond Index	—	—	2.35	8.34	N/A	5.34	N/A	4.84	N/A
S&P® California Municipal Bond Index	—	—	2.76	9.74	N/A	6.38	N/A	5.19	N/A
Custom California Index	—	—	3.27	11.75	N/A	6.61	N/A	5.31	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	5

Fund Summary as of November 30, 2014	BlackRock New Jersey Municipal Bond Fund

Investment Objective

BlackRock New Jersey Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New Jersey personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended November 30, 2014, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the Custom New Jersey Index. The following discussion of relative performance pertains to the Custom New Jersey Index.

What factors influenced performance?

•

The Fund benefited from income generated in the form of coupon payments from its portfolio of municipal bond holdings. In addition, the Fund’s limited use of leverage provided both incremental return and income in an environment of declining interest rates. (Bond prices rise as yields fall). The Fund’s positioning along the yield curve, which favored longer-dated bonds, aided performance as longer-term bonds generally outperformed those with shorter maturities. Exposure to lower-coupon bonds, or bonds priced at a discount, also benefited from declining interest rates. Such bonds tend to have longer durations and more capital appreciation potential than bonds with larger coupons, which helped their performance during the period. (Duration is a measure of interest-rate sensitivity.) The Fund’s positions in zero-coupon bonds also drove returns, as these securities generated strong price performance due to their relatively long durations for their respective maturities. Finally, overweight positions in the strong-performing hospital and housing sectors contributed to performance, as did underweights in lagging state and general obligation bonds (those supported by the taxing power of the issuing entity).

•

The Fund’s overall duration posture was shorter than the benchmark index, which detracted from performance as interest rates declined in the period. An overweight allocation to pre-refunded bonds was detrimental to relative performance given that the sector underperformed. Fund performance was also constrained by an underweight position in the middle range of the credit spectrum (specifically, A and BBB+ rated credits) at a time in which higher yielding credits, sectors and structures generally outperformed.

Describe recent portfolio activity.

•

The Fund’s trading activity for the period was focused on capturing relative value opportunities, while also taking care to maintain broad diversification and sufficient liquidity to manage cash flows from shareholders. The Fund was active in seeking to add exposure to new issues, as these bonds generally performed well at a time of both limited supply and strong demand.

Describe portfolio positioning at period end.

•	The Fund ended the period with a neutral to slightly short duration stance relative to the Custom New Jersey Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

BlackRock New Jersey Municipal Bond Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in a portfolio of long-term investment grade New Jersey municipal bonds.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The S&P® New Jersey Municipal Bond Index includes all New Jersey bonds in the S&P® Municipal Bond Index. Effective as of January 1, 2014, the Fund’s secondary benchmark, the S&P® New Jersey Municipal Bond Index, was replaced with the Custom New Jersey Index.

[5]

Custom New Jersey Index — a customized benchmark that reflects the returns of the S&P® New Jersey Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those New Jersey bonds in the S&P® New Jersey Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended November 30, 2014

				Average Annual Total Returns[6]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.43%	2.37%	2.96%	11.35%	N/A	6.24%	N/A	5.16%	N/A
Service	2.33	2.16	2.81	11.12	N/A	6.07	N/A	4.97	N/A
Investor A	2.23	2.12	2.90	11.21	6.49%	6.08	5.17%	4.98	4.52%
Investor A1	2.35	2.28	2.96	11.36	6.91	6.24	5.38	5.13	4.71
Investor C	1.56	1.48	2.51	10.27	9.27	5.28	5.28	4.18	4.18
Investor C1	1.94	1.88	2.70	10.81	9.81	5.71	5.71	4.60	4.60
S&P® Municipal Bond Index	—	—	2.35	8.34	N/A	5.34	N/A	4.84	N/A
S&P® New Jersey Municipal Bond Index	—	—	1.55	7.76	N/A	5.34	N/A	5.05	N/A
Custom New Jersey Index	—	—	1.98	10.17	N/A	5.54	N/A	5.15	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	7

Fund Summary as of November 30, 2014	BlackRock Pennsylvania Municipal Bond Fund

Investment Objective

BlackRock Pennsylvania Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and Pennsylvania personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended November 30, 2014, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the Custom Pennsylvania Index, with the exception of Investor C shares. The following discussion of relative performance pertains to the Custom Pennsylvania Index.

What factors influenced performance?

•

The Fund’s positioning with respect to duration (sensitivity to interest rate movements) helped performance. Its positioning along the yield curve favored longer-dated bonds, which aided performance as these bonds generally outperformed those possessing shorter maturities. Investment grade bonds represent the bulk of the Fund’s holdings, which contributed significantly to overall results. Concentrations in the health care, education, and housing-related sectors were among the top contributors to performance. The Fund benefited from income generated in the form of coupon payments from its portfolio of municipal bond holdings.

•	There were no material detractors from performance for the period.

Describe recent portfolio activity.

•

During the six-month period, trading activity was focused on maintaining the Fund’s high level of income. Cash was committed to purchasing bonds that presented attractive income opportunities with compelling valuations relative to their level of credit risk. Capital was primarily deployed in bonds with maturities 20 years or longer that presented opportunities to diversify across sectors and issuers.

Describe portfolio positioning at period end.

•	Relative to the Custom Pennsylvania Index, the Fund ended the period with a longer duration posture and longer yield curve exposure, and it held an underweight position in the high yield sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

BlackRock Pennsylvania Municipal Bond Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in a portfolio of long-term investment grade Pennsylvania municipal bonds.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The S&P® Pennsylvania Municipal Bond Index includes all Pennsylvania bonds in the S&P® Municipal Bond Index. Effective as of January 1, 2014, the Fund’s secondary benchmark, the S&P® Pennsylvania Municipal Bond Index, was replaced with the Custom Pennsylvania Index.

[5]

Custom Pennsylvania Index — a customized benchmark that reflects the returns of the S&P® Pennsylvania Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those Pennsylvania bonds in the S&P® Pennsylvania Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended November 30, 2014

				Average Annual Total Returns[6]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.56%	2.46%	3.78%	11.64%	N/A	5.93%	N/A	4.79%	N/A
Service	2.38	2.30	3.59	11.43	N/A	5.74	N/A	4.57	N/A
Investor A	2.27	2.23	3.59	11.43	6.69%	5.72	4.81%	4.57	4.11%
Investor A1	2.43	2.38	3.67	11.61	7.14	5.89	5.03	4.72	4.29
Investor C	1.60	1.60	3.27	10.57	9.57	4.89	4.89	3.77	3.77
Investor C1	2.01	2.00	3.49	11.03	10.03	5.34	5.34	4.19	4.19
S&P® Municipal Bond Index	—	—	2.35	8.34	N/A	5.34	N/A	4.84	N/A
S&P® Pennsylvania Municipal Bond Index	—	—	2.67	9.01	N/A	5.43	N/A	4.95	N/A
Custom Pennsylvania Index	—	—	3.33	11.31	N/A	5.69	N/A	5.07	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	9

Fund Summary as of November 30, 2014	BlackRock Strategic Municipal Opportunities Fund

Investment Objective

BlackRock Strategic Municipal Opportunities Fund’s (the “Fund”) (formerly known as BlackRock Intermediate Municipal Fund) investment objective is to provide shareholders with a high level of income exempt from Federal income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended November 30, 2014, the Fund underperformed the primary benchmark, the S&P® Municipal Bond Index, as well as its custom blended secondary benchmark comprised of 65% S&P® Municipal Bond Investment Grade Index, 30% S&P® Municipal Bond High Yield Index and 5% Barclays Taxable Municipal: U.S. Aggregate Eligible Index. The following discussion of relative performance pertains to the custom blended benchmark.

What factors influenced performance?

•

The Fund used U.S. Treasury futures contracts to manage interest rate risk during the period. The futures contracts had a negative impact on Fund performance as interest rates declined over the period. (Bond prices rise as yields fall.)

•

The Fund’s sector allocations detracted from performance relative to the custom blended benchmark. In particular, exposure to state general obligation bonds (which are backed by the issuer’s taxing power) as well as to the corporate, education and transportation sectors underperformed versus the benchmark. Holdings within the utilities, tobacco and health care sectors added to relative performance.

•

Performance benefited from yield curve and credit positioning. In particular, holdings of bonds with maturities over 25 years and with maturities between eight and 10 years added to performance as interest rates declined. By contrast, holdings with maturities between 12 and 25 years and between four and seven years detracted. From a credit perspective, the Fund’s holdings of issues rated below AAA (specifically, those rated BB, AA, B and BBB) and lack of exposure to D-rated names contributed to results. Conversely, exposure to non-rated, CCC and AAA credits detracted from relative performance.

•	The Fund’s use of leverage through its position in tender option bonds provided both incremental return and income in an environment of low short-term borrowing costs and declining interest rates.

Describe recent portfolio activity.

•

Over the period, the Fund increased its overall duration (a measure of sensitivity to changes in interest rates), primarily by reducing the use of futures contracts. The Fund entered the period with concentrated positions in both the short and long ends of the yield curve. As yields declined and prices rose on longer-term bonds, the Fund’s overweighting of longer-term bonds was reduced, resulting in a more even distribution of maturities across holdings. With respect to credit, the Fund increased quality and liquidity by slightly reducing high yield in favor of A-rated bonds. At the sector level, exposure to pre-refunded/escrow bonds was reduced while exposure to local general obligations was increased.

Describe portfolio positioning at period end.

•

The Fund ended the period with a shorter duration posture as compared to the custom blended benchmark. The Fund was positioned with its largest exposures to state general obligation, dedicated tax and lease, utilities and health care bonds. The Fund maintained a high quality bias with its largest allocations to bonds rated AA, A or AAA.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

BlackRock Strategic Municipal Opportunities Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	Under normal circumstances the Fund invests at least 80% of its assets in municipal bonds.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

Effective January 27, 2014, the Fund replaced the S&P Intermediate Municipal Bond Index, a benchmark against which it measured performance, with a custom weighted index comprised of the returns of the S&P Municipal Bond Investment Grade Index (65%), the S&P Municipal Bond High Yield Index (30%), and the Barclays Taxable Municipal: U.S. Aggregate Eligible Index (5%). The investment advisor believes the customized weighted index more accurately reflects the investment strategies of the Fund.

[5]	See “About Fund Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended November 30, 2014

				Average Annual Total Returns[6]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.59%	2.54%	1.70%	7.99%	N/A	5.72%	N/A	4.70%	N/A
Investor A	2.24	2.19	1.49	7.75	3.17%	5.45	4.54%	4.45	3.99%
Investor A1	2.44	2.39	1.64	7.90	6.82	5.62	5.40	4.60	4.50
Investor C	1.58	1.53	1.19	6.93	5.93	4.67	4.67	3.67	3.67
S&P® Municipal Bond Index	—	—	2.35	8.34	N/A	5.34	N/A	4.84	N/A
S&P Municipal Bond Investment Grade Index	—	—	2.25	7.97	N/A	5.12	N/A	4.78	N/A
S&P Municipal Bond High Yield Index	—	—	3.48	13.57	N/A	9.18	N/A	5.87	N/A
Barclays Taxable Municipal: U.S. Aggregate Eligible Index	—	—	4.30	15.66	N/A	9.40	N/A	6.93	N/A
65% S&P® Municipal Bond Investment Grade Index, 30% S&P® Municipal Bond High Yield Index and 5% Barclays Taxable Municipal U.S. Aggregate Eligible Index	—	—	2.73	10.01	N/A	6.55	N/A	5.27	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	11

Portfolio Information as of November 30, 2014

BlackRock California Municipal Bond Fund

Sector Allocation	Percent of Long-Term Investments

County/City/Special District/School District	31%
Utilities	24
Health	16
Transportation	12
Education	8
State	8
Tobacco	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa	15%
AA/Aa	63
A	17
BBB/Baa	2
N/R	3

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]	Percent of Long-Term Investments

Calendar Year Ended December 31,
2014	—
2015	3%
2016	8
2017	8
2018	8
[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

BlackRock New Jersey Municipal Bond Fund

Sector Allocation	Percent of Long-Term Investments

Transportation	23%
County/City/Special District/School District	19
Health	18
Education	17
State	13
Corporate	4
Housing	3
Utilities	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[3]	Percent of Long-Term Investments

AAA/Aaa	6%
AA/Aa	37
A	43
BBB/Baa	3
BB/Ba	3
B	2
N/R4	6

[3]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[4]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of November 30, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $8,756,965, representing 3% of the Fund’s long-term investments.

Call/Maturity Schedule[5]	Percent of Long-Term Investments

Calendar Year Ended December 31,
2014	—
2015	6%
2016	3
2017	9
2018	9

[5]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

12	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Portfolio Information as of November 30, 2014 (concluded)

BlackRock Pennsylvania Municipal Bond Fund

Sector Allocation	Percent of Long-Term Investments

Health	23%
Education	22
State	14
County/City/Special District/School District	11
Transportation	11
Corporate	8
Housing	7
Utilities	4

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa	2%
AA/Aa	59
A	25
BBB/Baa	9
N/R2	5

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of November 30, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $10,437,270, representing 2% of the Fund’s long-term investments.

Call/Maturity Schedule[3]	Percent of Long-Term Investments

Calendar Year Ended December 31,
2014	—
2015	7%
2016	4
2017	6
2018	10

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

BlackRock Strategic Municipal Opportunities Fund

Sector Allocation	Percent of Long-Term Investments

State	29%
County/City/Special District/School District	17
Utilities	14
Health	12
Transportation	11
Education	10
Tobacco	3
Corporate	3
Investment Companies	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[4]	Percent of Long-Term Investment

AAA/Aaa	21%
AA/Aa	42
A	18
BBB/Baa	4
BB/Ba	4
B	3
N/R5	8

[4]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[5]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of November 30, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $4,490,720, representing less than 1% of the Fund’s long-term investments.

Call/Maturity Schedule[6]	Percent of Long-Term Investments

Calendar Year Ended December 31,
2014	1%
2015	2
2016	4
2017	5
2018	3

[6]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	13

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Service Shares (available only in BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to eligible investors. Prior to the Service Shares inception date of October 2, 2006, Service Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Service Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. Prior to the Investor A Shares inception date of October 2, 2006, Investor A Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

•

Investor A1 Shares (for all Funds except BlackRock Strategic Municipal Opportunities Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.10% per year (but no distribution fee). Investor A1 Shares for BlackRock Strategic Municipal Opportunities Fund incur a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

•

Investor B Shares (available only in BlackRock California Municipal Bond Fund) are subject to a maximum CDSC of 4.00% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.25% and a service fee of 0.25% per year.

These shares automatically convert to Investor A1 Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.) On June 10, 2013, all issued and outstanding Investor B Shares of BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund were converted into Investor A Shares with the same relative aggregate net asset value and all issued and outstanding Investor B Shares of BlackRock Strategic Municipal Opportunities Fund were converted into Investor A1 Shares with the same relative aggregate net asset value.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Prior to the Investor C Shares inception date of October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

•

Investor C1 Shares (available in all Funds except BlackRock Strategic Municipal Opportunities Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.35% per year and a service fee of 0.25% per year.

Investor A1, Investor B and Investor C1 Shares are only available through exchanges and dividend reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

On June 10, 2013, all issued and outstanding Investor B1 Shares of BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund were converted into Investor A1 Shares with the same relative aggregate net asset value.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original costs. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Barclays Taxable Municipal: U.S. Aggregate Eligible Index — represents securities that are taxable, dollar denominated, and issued by a U.S. state or territory, and have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding, and are rated investment-grade (at least BBB- by S&P or Fitch Ratings (“Fitch”) and/or Baa3 by Moody’s) by at least two of the following ratings agencies: S&P, Moody’s and Fitch.

S&P® Municipal Bond High Yield Index — a market-value-weighted index that consists of bonds in the S&P Municipal Bond Index that are non-rated or that are rated BB+ by S&P and/or Ba1 by Moody’s or lower; bonds that are prerefunded or escrowed to maturity are not included in this index.

S&P® Municipal Bond Investment Grade Index — a market-value-weighted index that consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by S&P and/or Baa3 by Moody’s.

14	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on June 1, 2014 and held through November 30, 2014) are intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical[2]
BlackRock California Municipal Bond Fund (Including Interest Expense and Fees)	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Expenses Paid During the Period[1]	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,030.60	$3.46	$1,000.00	$1,021.66	$3.45	0.68%
Investor A	$1,000.00	$1,029.60	$4.43	$1,000.00	$1,020.71	$4.41	0.87%
Investor A1	$1,000.00	$1,029.40	$3.82	$1,000.00	$1,021.31	$3.80	0.75%
Investor B	$1,001.00	$1,027.20	$6.76	$1,001.00	$1,018.40	$6.73	1.33%
Investor C	$1,000.00	$1,024.90	$8.27	$1,000.00	$1,016.90	$8.24	1.63%
Investor C1	$1,000.00	$1,026.80	$6.40	$1,000.00	$1,018.75	$6.38	1.26%
BlackRock California Municipal Bond Fund (Excluding Interest Expense and Fees)
Institutional	$1,000.00	$1,030.60	$3.31	$1,000.00	$1,021.81	$3.29	0.65%
Investor A	$1,000.00	$1,029.60	$4.27	$1,000.00	$1,020.86	$4.26	0.84%
Investor A1	$1,000.00	$1,029.40	$3.71	$1,000.00	$1,021.41	$3.70	0.73%
Investor B	$1,001.00	$1,027.20	$6.61	$1,001.00	$1,018.55	$6.58	1.30%
Investor C	$1,000.00	$1,024.90	$8.12	$1,000.00	$1,017.05	$8.09	1.60%
Investor C1	$1,000.00	$1,026.80	$6.25	$1,000.00	$1,018.90	$6.23	1.23%
BlackRock New Jersey Municipal Bond Fund (Including Interest Expense and Fees)
Institutional	$1,000.00	$1,029.60	$3.87	$1,000.00	$1,021.26	$3.85	0.76%
Service	$1,000.00	$1,028.10	$4.37	$1,000.00	$1,020.76	$4.36	0.86%
Investor A	$1,000.00	$1,029.00	$4.37	$1,000.00	$1,010.76	$4.36	0.86%
Investor A1	$1,000.00	$1,029.60	$3.77	$1,000.00	$1,021.36	$3.75	0.74%
Investor C	$1,000.00	$1,025.10	$8.27	$1,000.00	$1,016.90	$8.24	1.63%
Investor C1	$1,000.00	$1,027.00	$6.35	$1,000.00	$1,018.80	$6.33	1.25%
BlackRock New Jersey Municipal Bond Fund (Excluding Interest Expense and Fees)
Institutional	$1,000.00	$1,029.60	$3.77	$1,000.00	$1,021.36	$3.75	0.74%
Service	$1,000.00	$1,028.10	$4.27	$1,000.00	$1,020.86	$4.26	0.84%
Investor A	$1,000.00	$1,029.00	$4.27	$1,000.00	$1,020.86	$4.26	0.84%
Investor A1	$1,000.00	$1,029.60	$3.66	$1,000.00	$1,021.46	$3.65	0.72%
Investor C	$1,000.00	$1,025.10	$8.17	$1,000.00	$1,017.00	$8.14	1.61%
Investor C1	$1,000.00	$1,027.00	$6.25	$1,000.00	$1,018.90	$6.23	1.23%

[1]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	15

Disclosure of Expenses (concluded)

Expense Examples (concluded)

	Actual			Hypothetical[2]
BlackRock Pennsylvania Municipal Bond Fund (Including Interest Expense and Fees)	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Expenses Paid During the Period[1]	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,037.80	$3.98	$1,000.00	$1,021.16	$3.95	0.78%
Service	$1,000.00	$1,035.90	$4.90	$1,000.00	$1,020.26	$4.86	0.96%
Investor A	$1,000.00	$1,035.90	$4.90	$1,000.00	$1,020.26	$4.86	0.96%
Investor A1	$1,000.00	$1,036.70	$4.08	$1,000.00	$1,021.06	$4.05	0.80%
Investor C	$1,000.00	$1,032.70	$8.87	$1,000.00	$1,016.34	$8.80	1.74%
Investor C1	$1,000.00	$1,034.90	$6.78	$1,000.00	$1,018.40	$6.73	1.33%
BlackRock Pennsylvania Municipal Bond Fund (Excluding Interest Expense and Fees)
Institutional	$1,000.00	$1,037.80	$3.63	$1,000.00	$1,021.51	$3.60	0.71%
Service	$1,000.00	$1,035.90	$4.54	$1,000.00	$1,020.61	$4.51	0.89%
Investor A	$1,000.00	$1,035.90	$4.54	$1,000.00	$1,020.61	$4.51	0.89%
Investor A1	$1,000.00	$1,036.70	$3.73	$1,000.00	$1,021.41	$3.70	0.73%
Investor C	$1,000.00	$1,032.70	$8.56	$1,000.00	$1,016.65	$8.49	1.68%
Investor C1	$1,000.00	$1,034.90	$6.43	$1,000.00	$1,018.75	$6.38	1.26%
BlackRock Strategic Municipal Opportunities Fund (Including Interest Expense and Fees)
Institutional	$1,000.00	$1,017.00	$3.24	$1,000.00	$1,021.86	$3.24	0.64%
Investor A	$1,000.00	$1,014.90	$4.39	$1,000.00	$1,020.71	$4.41	0.87%
Investor A1	$1,000.00	$1,016.40	$3.79	$1,000.00	$1,021.31	$3.80	0.75%
Investor C	$1,000.00	$1,011.90	$8.27	$1,000.00	$1,016.85	$8.29	1.64%
BlackRock Strategic Municipal Opportunities Fund (Excluding Interest Expense and Fees)
Institutional	$1,000.00	$1,017.00	$2.98	$1,000.00	$1,022.11	$2.99	0.59%
Investor A	$1,000.00	$1,014.90	$4.14	$1,000.00	$1,020.96	$4.15	0.82%
Investor A1	$1,000.00	$1,016.40	$3.49	$1,000.00	$1,021.61	$3.50	0.69%
Investor C	$1,000.00	$1,011.90	$8.02	$1,000.00	$1,017.10	$8.04	1.59%

[1]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

16	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

Each Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in Note 3 of the Notes to Financial Statements. In a TOB transaction, a third party sponsor establishes a special purpose entity (a “TOB Trust”) into which the Fund transfers municipal bonds or other municipal securities. TOB investments generally will provide the Fund with economic benefits in periods of declining short-term interest rates, but expose the Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to Fund shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage will also generally cause greater changes in each Fund’s NAV and distribution rates than a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	17

Schedule of Investments November 30, 2014 (Unaudited)	BlackRock California Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 92.8%
County/City/Special District/School District — 29.7%
Centinela Valley Union High School District, GO, Election of 2010, Series A, 5.75%, 8/01/36	$1,690	$2,046,489
Centinela Valley Union High School District, GO, Refunding, Election of 2008, Series B, 6.00%, 8/01/36	2,000	2,456,920
Chaffey Joint Union High School District, GO, Election of 2012, Series A, 5.00%, 8/01/33	3,105	3,578,668
City & County of San Francisco California, COP, Series C, AMT, 5.25%, 3/01/33	140	160,021
City of Los Angeles California, COP, Senior, Sonnenblick Del Rio West Los Angeles (AMBAC), 6.20%, 11/01/31	4,000	4,017,000
City of Martinez California, GO, Election of 2008, Series A, 5.88%, 2/01/39	6,035	7,079,477
City of Sacramento California Unified School District, GO, Election of 2002 (NPFGC), 5.00%, 7/01/30	7,000	7,174,650
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project, 6.50%, 5/01/42	2,395	2,920,583
County of Orange California Sanitation District, COP, Series A, 5.00%, 2/01/39	2,800	3,149,104
County of Orange California Water District, COP, Refunding, Series A, 5.00%, 8/15/32	3,030	3,486,288
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A:
6.00%, 3/01/36	2,955	3,613,847
5.50%, 3/01/41	10,450	12,264,852
County of San Mateo California Community College District, GO, Election of 2005, Series B, 5.00%, 9/01/16 (a)	19,000	20,540,140
County of Santa Clara California Financing Authority, Refunding LRB, Series L, 5.25%, 5/15/36	9,845	10,870,849
County of Ventura California, COP, Refunding, Public Financing Authority III, 5.75%, 8/15/29	1,000	1,172,440
Grossmont Healthcare District, GO, Election of 2006, Series B:
6.00%, 7/15/34	2,755	3,380,357
6.13%, 7/15/40	3,045	3,759,479
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39	5,495	6,368,210
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	6,250	7,515,125
California (continued)
County/City/Special District/School District (concluded)
Millbrae School District, GO, Series B-2, 6.00%, 7/01/41	$2,585	$3,147,418
Pittsburg Unified School District, GO, Election of 2006, Series B (AGM), 5.63%, 8/01/39	5,000	5,639,000
Riverside County Transportation Commission, Refunding RB, Limited Tax, Series A, 5.25%, 6/01/39	3,000	3,479,130
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	5,455	6,235,774
San Francisco California Bay Area Rapid Transit District, GO, Election of 2004, Series B, 5.00%, 8/01/32	18,050	19,927,742
San Francisco California Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC), 5.00%, 7/01/30	4,770	4,897,502
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A, 5.75%, 5/01/42	2,010	2,407,357
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	5,000	5,886,650
South San Francisco Unified School District, GO, Series G, 3.50%, 7/01/18	15,000	16,408,650
West Contra Costa California Unified School District, GO, Election of 2010, Series A (AGM), 5.25%, 8/01/41	4,395	4,901,700

		178,485,422
Education — 6.7%
California Educational Facilities Authority, RB, California Institute of Technology, 5.00%, 11/01/39	7,000	8,043,910
California Educational Facilities Authority, Refunding RB:
Pitzer College, 6.00%, 4/01/40	2,500	2,964,125
San Francisco University, 6.13%, 10/01/30	1,250	1,532,400
California Municipal Finance Authority, RB:
6.00%, 7/01/44	500	492,480
Emerson College, 6.00%, 1/01/42	7,000	8,147,650
Series A, 5.00%, 10/01/44	2,000	2,010,680
California Statewide Communities Development Authority, Refunding RB, 5.00%, 11/15/44	2,250	2,485,958
University of California, RB:
Series AM, 5.25%, 5/15/44	10,230	11,921,530
Series O, 5.75%, 5/15/34	2,500	2,928,275

		40,527,008

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	GARB	General Airport Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	GO	General Obligation Bonds
AMBAC	American Municipal Bond Assurance Corp.	HFA	Housing Finance Agency
AMT	Alternative Minimum Tax (subject to)	HUD	Department of Housing and Urban Development
ARB	Airport Revenue Bonds	IDA	Industrial Development Authority
BHAC	Berkshire Hathaway Assurance Corp.	LRB	Lease Revenue Bonds
CAB	Capital Appreciation Bonds	M/F	Multi-Family
CIFG	CIFG Assurance North America, Inc.	MRB	Mortgage Revenue Bonds
COP	Certificates of Participation	NPFGC	National Public Finance Guarantee Corp.
EDA	Economic Development Authority	RB	Revenue Bonds
EDC	Economic Development Corp.	S/F	Single-Family
ETF	Exchange-Traded Fund	SPDR	Standard & Poor’s Depository Receipts
GAN	Grant Anticipation Notes

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Schedule of Investments (continued)	BlackRock California Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
Health — 14.3%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare:
Series A, 6.00%, 8/01/30	$2,020	$2,468,763
Series B, 6.25%, 8/01/39	3,775	4,432,190
California Health Facilities Financing Authority, RB:
Adventist Health System West, Series A, 5.75%, 9/01/39	5,310	6,137,882
Children’s Hospital, Series A, 5.25%, 11/01/41	7,060	7,786,403
Scripps Health, Series A, 5.00%, 11/15/40	7,530	8,271,404
Sutter Health, Series A (BHAC), 5.00%, 11/15/42	14,415	15,412,374
Sutter Health, Series B, 6.00%, 8/15/42	9,680	11,656,075
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/29	2,000	2,364,680
Catholic Healthcare West, Series A, 6.00%, 7/01/39	6,000	6,990,420
Stanford Hospital, Series A-3, 5.50%, 11/15/40	10,500	12,464,865
California Statewide Communities Development Authority, Refunding RB:
Kaiser Permanente, Series C, 5.25%, 8/01/31	2,500	2,653,600
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	5,000	5,508,250

		86,146,906
State — 7.8%
State of California, GO, Various Purposes:
6.00%, 3/01/33	4,195	5,129,310
6.00%, 4/01/38	15,570	18,649,123
State of California Public Works Board, LRB:
Correctional Facilities Improvements, Series A, 5.00%, 9/01/39	1,500	1,695,150
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	10,000	12,112,700
Department of General Services, Buildings 8 & 9, Series A, 6.25%, 4/01/34	2,425	2,911,916
Various Capital Projects, Series I, 5.25%, 11/01/32	1,115	1,308,386
Various Capital Projects, Series I, 5.50%, 11/01/33	2,295	2,763,409
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	1,725	2,119,991

		46,689,985
Tobacco — 1.0%
Golden State Tobacco Securitization Corp., Refunding RB, Asset Backed, Senior, Series A-1, 5.75%, 6/01/47	7,025	5,888,917
Transportation — 12.9%
City & County of San Francisco California Airports Commission, ARB:
Series E, 6.00%, 5/01/39	5,150	6,099,814
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	1,250	1,255,863
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT, 5.25%, 5/01/33	1,645	1,879,215
California (concluded)
Transportation (concluded)
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, Senior:
5.00%, 5/15/34	$8,600	$9,805,376
5.00%, 5/15/40	25,765	29,175,513
City of Los Angeles California Department of Airports, Refunding RB, Los Angeles International Airport, Senior Series A, AMT, 5.38%, 5/15/33	1,010	1,121,221
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.75%, 3/01/34	4,570	5,189,875
6.25%, 3/01/34	2,450	2,867,578
County of Orange California, ARB, Series B, 5.75%, 7/01/34	3,000	3,340,350
County of Sacramento California, ARB:
Senior Series B, 5.75%, 7/01/39	1,600	1,815,264
Subordinated & Passenger Facility Charges/Grant, Series C (AGC), 5.75%, 7/01/39	3,150	3,583,220
San Francisco Municipal Transportation Agency, RB, 5.00%, 3/01/44 (b)	10,000	11,337,700

		77,470,989
Utilities — 20.4%
City of Los Angeles California Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	8,000	9,004,640
City of Los Angeles California Wastewater System, Refunding RB, Series A, 5.38%, 6/01/39	5,000	5,768,400
City of Petaluma California Wastewater, Refunding RB, 6.00%, 5/01/36	5,625	6,820,200
City of San Juan California Water District, COP, Series A, 6.00%, 2/01/39	5,700	6,628,530
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/37	8,015	8,643,216
County of Sacramento California Sanitation Districts Financing Authority, RB:
5.00%, 6/01/16 (a)	8,000	8,557,200
5.00%, 12/01/36	2,890	3,057,649
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	4,760	5,252,041
Dublin-San Ramon Services District Water, Refunding RB, 5.50%, 8/01/36	4,235	4,979,682
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	5,330	5,958,887
Metropolitan Water District of Southern California, RB, Authorization, Series A, 5.00%, 1/01/39	17,005	19,042,029
Metropolitan Water District of Southern California, Refunding RB, Series A, 5.00%, 10/01/35	5,000	5,725,250
San Diego Public Facilities Financing Authority Sewer, Refunding RB:
Senior Series A, 5.25%, 5/15/29	4,000	4,649,440
Senior Series A, 5.25%, 5/15/34	13,000	14,888,770
Series B, 5.75%, 8/01/35	5,000	5,923,550
Tuolumne Wind Project Authority, RB, Tuolumne Co. Project, Series A, 5.88%, 1/01/29	6,395	7,543,030

		122,442,514
Total Municipal Bonds — 92.8%		557,651,741

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	19

Schedule of Investments (continued)	BlackRock California Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value

California — 11.7%
County/City/Special District/School District — 2.3%
County of Orange California Water District, COP, Refunding, Series A, 5.25%, 8/15/34	$12,200	$14,108,934
Education — 1.8%
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	10,000	10,864,600
Health — 2.8%
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	15,000	16,518,900
Utilities — 4.8%
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	13,000	14,813,630
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/39	12,108	13,828,179

		28,641,809
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 11.7%		70,134,243
Total Long-Term Investments (Cost — $ 578,525,179) — 104.5%		627,785,984

Short-Term Securities	Shares	Value
Money Market Funds — 1.4%
BIF California Municipal Money Fund, 0.00% (d)(e)	8,600,510	$8,600,510

Municipal Bonds — 0.3%	Par (000)
County/City/Special District/School District — 0.3%
California School Cash Reserve Program Authority, RB, Series G, 2.00%, 2/27/15	$1,670	1,676,881
Total Short-Term Securities (Cost — $10,276,684) — 1.7%		10,277,391
Total Investments (Cost — $588,801,863) — 106.2%		638,063,375
Liabilities in Excess of Other Assets — (1.0)%		(6,325,393)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.2%)		(31,156,646)

Net Assets — 100.0%		$600,581,336

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
J.P. Morgan Securities LLC	$11,337,700	$80,400

(c)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	Investments in issuers considered to be an affiliate of the Fund during the six months ended November 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2014	Net Activity	Shares Held at November 30, 2014	Income
BIF California Municipal Money Fund	1,239,217	7,361,293	8,600,510	—

(e)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of November 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(315)	10-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	$40,019,766	$(120,294)

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Schedule of Investments (concluded)	BlackRock California Municipal Bond Fund

entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of November 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$627,785,984	—	$627,785,984
Short-Term Securities	$8,600,510	1,676,881	—	10,277,391

Total	$8,600,510	$629,462,865	—	$638,063,375

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Other contracts	$(120,294)	—	—	$(120,294)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of November 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$380,000	—	—	$380,000
Liabilities:
TOB trust certificates	—	$(31,152,530)	—	(31,152,530)

Total	$380,000	$(31,152,530)	—	$(30,772,530)

There were no transfers between levels during the six months ended November 30, 2014.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	21

Schedule of Investments November 30, 2014 (Unaudited)	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 93.4%
Corporate — 3.8%
New Jersey EDA, RB, AMT:
5.13%, 1/01/39	$1,000	$1,094,100
Continental Airlines, Inc. Project, 5.25%, 9/15/29	3,500	3,706,080
Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	1,000	1,083,920
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, AMT:
Series A, 5.70%, 10/01/39	1,445	1,661,505
Series B, 5.60%, 11/01/34	1,000	1,128,340
Series D, 4.88%, 11/01/29	1,000	1,081,870

		9,755,815
County/City/Special District/School District — 16.2%
Carlstadt School District, GO, Refunding:
4.00%, 5/01/29	1,195	1,287,362
4.00%, 5/01/30	1,415	1,512,394
Casino Reinvestment Development Authority, 4.00%, 11/01/34	1,695	1,697,763
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/39	1,020	1,107,026
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM):
5.00%, 7/01/35	1,250	1,310,900
5.00%, 7/01/36	300	314,082
County of Essex New Jersey Improvement Authority, LRB, Newark Project, Series A (AGM), 5.00%, 11/01/20	735	818,570
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC), 5.50%, 10/01/29	1,500	1,946,445
County of Union New Jersey, GO, Refunding, County Vocational Technical School, Series C, 3.50%, 3/01/31	1,640	1,690,906
County of Union New Jersey Utilities Authority, Refunding RB, Series A:
Covanta Union, Inc., AMT, 4.75%, 12/01/31	1,250	1,328,787
Solid Waste System, County Deficiency Agreement, 5.00%, 6/15/41	2,000	2,203,640
Egg Harbor Township School District, GO, Refunding (AGM), 5.75%, 7/15/25	2,000	2,586,640
Essex County Improvement Authority, LRB, Newark Project, Series A (AGM), 6.00%, 11/01/30	1,090	1,235,264
Hudson County Improvement Authority, RB, Harrison Parking Facility Project, Series C:
4.88%, 1/01/46	1,000	1,055,090
5.25%, 1/01/46	4,900	5,255,005
Middlesex County Improvement Authority, RB, Heldrich Center Hotel, Senior Series A, 5.00%, 1/01/15	195	194,815
New Jersey EDA, RB, The Goethals Bridge Replacement Project, AMT (AGM), 5.13%, 7/01/42	1,000	1,090,580
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,500	3,085,475
New Jersey Health Care Facilities Financing Authority, LRB, Greystone Park Psychiatric Hospital Project, Series A:
5.00%, 9/15/29	2,000	2,252,800
(AGM), 3.50%, 9/15/31	750	755,633
New Jersey Health Care Facilities Financing Authority, Refunding RB:
5.00%, 7/01/16 (a)	75	80,480
5.00%, 7/01/46	3,025	3,079,026
Municipal Bonds	Par (000)	Value
New Jersey (continued)
County/City/Special District/School District (concluded)
New Jersey Sports & Exposition Authority, Refunding RB (NPFGC), 5.50%, 3/01/21 (b)	$805	$988,323
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	1,775	1,796,531
Township of Irvington, GO, Refunding, Series A (AGM):
5.00%, 7/15/31	2,695	3,039,421
5.00%, 7/15/32	350	393,204

		42,106,162
Education — 17.2%
New Jersey EDA, RB:
5.00%, 9/01/17 (a)	315	351,962
(AGC), School Facilities Construction, 5.50%, 12/15/18 (a)	965	1,136,374
(AGC), School Facilities Construction, 5.50%, 12/15/34	535	605,336
Rutgers-The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 6/15/38	2,000	2,268,920
School Facilities Construction, Series U (AMBAC), 5.00%, 9/01/37	185	200,457
Team Academy Charter School Project, 6.00%, 10/01/43	1,000	1,126,230
New Jersey EDA, Refunding RB:
Greater Brunswick Charter School, Inc. Project, Series A, 4.75%, 8/01/24 (c)	350	355,684
Greater Brunswick Charter School, Inc. Project, Series A, 5.63%, 8/01/34 (c)	250	254,175
Greater Brunswick Charter School, Inc. Project, Series A, 5.88%, 8/01/44 (c)	430	437,254
Seeing Eye, Inc. Project (AMBAC), 5.00%, 12/01/24	5,500	5,565,065
New Jersey Educational Facilities Authority, RB, Higher Educational Capital Improvement Fund, Series A:
5.00%, 9/01/32	3,000	3,306,510
5.00%, 9/01/33	2,750	3,026,238
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	3,750	4,132,500
Georgian Court University, Series D, 5.00%, 7/01/33	500	533,705
Kean University, Series A, 5.25%, 9/01/29	1,705	1,850,999
Kean University, Series A (AGC), 5.50%, 9/01/36	1,000	1,140,980
Ramapo College, Series B, 5.00%, 7/01/42	560	613,995
Rowan University, Series B (AGC), 5.00%, 7/01/27	1,250	1,390,075
Series A, 5.00%, 7/01/33	2,005	2,318,943
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (a)	2,500	3,191,900
William Paterson University, Series C (AGC), 5.00%, 7/01/38	3,200	3,512,416
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/28	1,000	1,134,780
Series 1A, 5.00%, 12/01/25	85	89,856
Series 1A, 5.00%, 12/01/26	540	569,781
New Jersey Institute of Technology, RB, Series A:
5.00%, 7/01/32	1,500	1,708,845
5.00%, 7/01/42	915	1,018,679

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (concluded)
Rutgers-The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	$2,500	$2,810,325

		44,651,984
Health — 17.8%
County of Burlington New Jersey Bridge Commission, Refunding RB, The Evergreens Project, 5.63%, 1/01/38	1,850	1,898,618
New Jersey EDA, Refunding RB:
4.88%, 1/01/29	650	668,973
Seabrook Village, Inc. Facility, 5.25%, 11/15/26	2,000	2,057,020
Seabrook Village, Inc. Facility, 5.25%, 11/15/36	600	610,272
New Jersey Health Care Facilities Financing Authority, RB:
5.00%, 7/01/39	1,150	1,296,475
5.00%, 7/01/43	1,535	1,726,507
Children’s Specialized Hospital, Series A, 5.50%, 7/01/36	460	467,227
Hunterdon Medical Center, Series A, 5.25%, 7/01/25	750	798,322
Hunterdon Medical Center, Series A, 5.13%, 7/01/35	1,100	1,135,860
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	1,850	1,967,900
Robert Wood Johnson University Hospital, Series A, 5.25%, 7/01/35	1,460	1,672,605
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	495	574,670
Virtua Health, Series A (AGC), 5.50%, 7/01/38	3,620	4,020,155
New Jersey Health Care Facilities Financing Authority, Refunding RB:
5.00%, 7/01/29	285	329,563
AHS Hospital Corp., 6.00%, 7/01/37	2,985	3,560,180
CAB, St. Barnabas Health Care System, Series B, 0.00%, 7/01/36 (d)	7,360	2,500,707
CAB, St. Barnabas Health Care System, Series B, 0.00%, 7/01/37 (d)	7,000	2,255,470
General Hospital Center at Passaic (AGM), 6.75%, 7/01/19 (b)	125	143,619
Hackensack University Medical Center (AGC), 5.25%, 1/01/36	3,600	3,938,796
Holy Name Medical Center, 5.00%, 7/01/25	500	534,115
Meridian Health System Obligated Group, 5.00%, 7/01/27	1,500	1,690,350
Robert Wood Johnson University Hospital, 5.00%, 7/01/31	1,500	1,631,775
St. Barnabas Health Care System, Series A, 5.00%, 7/01/25	2,230	2,532,388
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	4,180	4,382,396
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	1,540	1,765,225
St. Barnabas Health, Series A, 5.00%, 7/01/24	1,000	1,143,250
St. Luke’s Warren Hospital Obligated Group, 5.00%, 8/15/34	460	502,739
St. Luke’s Warren Hospital Obligated Group, 4.00%, 8/15/37	230	228,967

		46,034,144
Municipal Bonds	Par (000)	Value
New Jersey (continued)
Housing — 2.6%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing:
Series AA, 6.50%, 10/01/38	$530	$550,834
Series U, AMT, 4.90%, 10/01/27	1,400	1,439,816
Series U, AMT, 4.95%, 10/01/32	355	363,488
Newark Housing Authority, RB, M/F Housing, Series A:
5.00%, 12/01/30	1,640	1,857,103
4.38%, 12/01/33	2,515	2,663,813

		6,875,054
State — 12.7%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 0.00%, 11/01/24 (d)	10,000	7,685,400
CAB, Series B, 0.00%, 11/01/27 (d)	4,135	2,805,639
Election of 2005, Series A, 5.80%, 11/01/15 (a)	1,640	1,724,558
Election of 2005, Series A, 5.75%, 11/01/28	2,565	3,247,624
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series A (NPFGC), 0.00%, 7/01/21 (d)	1,675	1,391,808
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	2,000	2,435,640
Motor Vehicle Surcharges, Series A (NPFGC), 5.00%, 7/01/27	2,000	2,031,320
Motor Vehicle Surcharges, Series A (NPFGC), 5.00%, 7/01/29	1,100	1,117,226
School Facilities Construction (AGC), 6.00%, 12/15/18 (a)	985	1,179,409
School Facilities Construction (AGC), 6.00%, 12/15/34	15	17,325
School Facilities Construction, Series KK, 5.00%, 3/01/38	1,070	1,149,565
New Jersey EDA, Refunding RB:
CAB, Economic Fund, Series A (NPFGC), 0.00%, 3/15/21 (d)	2,000	1,712,040
Cigarette Tax, 5.00%, 6/15/22	1,700	1,949,220
Cigarette Tax, 5.00%, 6/15/29	640	701,843
Lions Gate Project, 5.25%, 1/01/44	370	381,722
State of New Jersey, COP, Equipment Lease Purchase, Series A:
5.25%, 6/15/29	1,000	1,119,160
5.25%, 6/15/30	1,110	1,236,673
State of New Jersey, GO, Refunding, Series N (NPFGC), 5.50%, 7/15/17	1,000	1,122,440

		33,008,612
Transportation — 20.6%
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	1,875	2,066,025
Delaware River Port Authority of Pennsylvania & New Jersey, RB, 5.00%, 1/01/40	1,500	1,691,310
New Jersey EDA, RB, Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	905	984,640
New Jersey State Turnpike Authority, RB:
Growth & Income Securities, Series B (AMBAC), 0.00%, 1/01/35 (e)	1,510	1,574,205
Series A, 5.00%, 1/01/31	3,785	4,350,517
Series C (AGM), 5.00%, 1/01/15 (a)	2,500	2,511,150
New Jersey State Turnpike Authority, Refunding RB:
Series A (BHAC), 5.25%, 1/01/30	1,000	1,260,320
Series C (NPFGC), 6.50%, 1/01/16	355	378,544
Series I, 5.00%, 1/01/35	2,500	2,798,275

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	23

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Transportation (concluded)
New Jersey Transportation Trust Fund Authority, RB:
4.25%, 6/15/44	$1,330	$1,310,143
CAB, Transportation System, Series A, 0.00%, 12/15/32 (d)	10,000	4,181,600
CAB, Transportation System, Series A, 0.00%, 12/15/35 (d)	5,500	1,961,190
CAB, Transportation System, Series A, 0.00%, 12/15/38 (d)	12,050	3,648,981
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/34 (d)	4,870	1,892,823
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35 (d)	1,380	510,614
Series B, 5.25%, 6/15/26	1,500	1,695,270
Transportation Program, Series AA, 5.25%, 6/15/31	2,000	2,234,660
Transportation System, Series A, 6.00%, 6/15/35	3,185	3,875,826
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series B (NPFGC), 5.50%, 12/15/21	1,800	2,129,166
Port Authority of New York & New Jersey, ARB:
Consolidated, 85th Series, 5.20%, 9/01/18	1,000	1,158,380
Consolidated, 93rd Series, 6.13%, 6/01/94	1,000	1,181,460
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	2,000	2,011,580
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	1,000	1,157,270
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
147th Series, 4.75%, 4/15/37	4,700	4,828,545
177th Series, 3.50%, 7/15/37	1,000	952,650
178th Series, 5.00%, 12/01/43	285	314,081
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/28	295	321,550
5.00%, 11/01/29	295	320,282

		53,301,057
Utilities — 2.5%
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, AMT, 5.00%, 12/01/24	500	558,345
North Hudson Sewerage Authority, Refunding RB, Sewerage, Series A (NPFGC), 0.00%, 8/01/21 (b)(d)	5,000	4,442,500
Passaic Valley Water Commission, RB, Series A, 6.00%, 12/15/24	1,195	1,382,878

		6,383,723
Total Municipal Bonds in New Jersey		242,116,551
Municipal Bonds	Par (000)	Value
Puerto Rico — 0.3%
Housing — 0.3%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	$750	$801,870
Total Municipal Bonds — 93.7%		242,918,421

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
New Jersey — 5.0%
County/City/Special District/School District — 2.7%
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	6,300	6,922,440
Transportation — 2.3%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (g)	5,001	5,460,204
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	495	536,387

		5,996,591
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 5.0%		12,919,031
Total Long-Term Investments (Cost — $233,755,840) — 98.7%		255,837,452

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.00% (h)(i)	11,239,459	11,239,459
Total Short-Term Securities (Cost — $11,239,459) — 4.3%		11,239,459
Total Investments (Cost — $244,995,299) — 103.0%		267,076,911
Liabilities in Excess of Other Assets — (0.2)%		(600,579)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (2.8%)		(7,234,185)

Net Assets — 100.0%		$259,242,147

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security is collateralized by municipal or U.S. Treasury obligations.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Zero-coupon bond.

(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(f)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Bond Fund

(g)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires June 15, 2019, is $3,884,927.

(h)	Investments in issuers considered to be an affiliate of the Fund during the six months ended November 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2014	Net Activity	Shares Held at November 30, 2014	Income
BIF New Jersey Municipal Money Fund	2,097,379	9,142,080	11,239,459	—

(i)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of November 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(277)	10-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	$35,191,984	$(105,782)

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of November 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$255,837,452	—	$255,837,452
Short-Term Securities	$11,239,459	—	—	11,239,459

Total	$11,239,459	$255,837,452	—	$267,076,911

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest Rate Contracts	$(105,782)	—	—	$(105,782)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of November 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$336,000	—	—	$336,000
Liabilities:
TOB trust certificates	—	$(7,231,154)	—	(7,231,154)

Total	$336,000	$(7,231,154)	—	$(6,895,154)

There were no transfers between levels during the six months ended November 30, 2014.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	25

Schedule of Investments November 30, 2014 (Unaudited)	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 85.0%
Corporate — 8.3%
County of Beaver Pennsylvania IDA, Refunding RB, FirstEnergy Nuclear Energy Project, Series B, 3.50%, 12/01/35 (a)	$5,225	$5,368,478
County of Bradford Pennsylvania IDA, Refunding RB, International Paper Co. Project, Series B, AMT, 5.20%, 12/01/19	1,000	1,031,780
County of Delaware Pennsylvania IDA, RB, Water Facilities, Aqua Pennsylvania, Inc. Project, Series C, AMT (NPFGC), 5.00%, 2/01/35	5,670	5,704,077
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	3,490	4,064,977
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 10/01/39	3,000	3,374,880
Aqua Pennsylvania, Inc. Project, Series A, AMT, 6.75%, 10/01/18	9,400	11,182,804
Waste Management, Inc. Project, Series A, AMT, 5.10%, 10/01/27	300	311,619
Pennsylvania Economic Development Financing Authority, Refunding RB:
5.50%, 11/01/44	1,355	1,368,252
Amtrak Project, Series A, AMT, 5.00%, 11/01/41	1,510	1,626,527
Aqua Pennsylvania, Inc. Project, Series A, AMT, 5.00%, 12/01/34	1,540	1,686,901

		35,720,295
County/City/Special District/School District — 11.5%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/35	2,310	2,511,155
5.00%, 5/01/42	5,400	5,815,638
County of Allegheny Pennsylvania IDA, Refunding RB, Residential Resource, Inc. Project, 5.13%, 9/01/31	600	604,314
County of Lycoming Pennsylvania Water & Sewer Authority, RB (AGM), 5.00%, 11/15/41	825	882,874
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 7/01/32	1,950	2,125,851
County of York Pennsylvania, GO, Refunding, 5.00%, 3/01/36	2,500	2,825,000
Fox Chapel Area School District, GO, 5.00%, 8/01/34	3,190	3,636,951
Philadelphia Redevelopment Authority, RB, Quality Redevelopment Neighborhood, Series B, AMT (NPFGC), 5.00%, 4/15/27	415	421,026
Philadelphia School District, GO, Series E:
6.00%, 9/01/18 (b)	95	112,719
6.00%, 9/01/18 (b)	5	5,932
6.00%, 9/01/38	6,500	7,338,370
Philipsburg-Osceola Pennsylvania Area School District, GO (AGM), 5.00%, 4/01/41	1,235	1,306,939
Souderton Area School District, GO (NPFGC), 5.00%, 5/15/15 (b)	4,290	4,386,353
State Public School Building Authority, RB, Community College, Allegheny County Project (AGM), 5.00%, 7/15/34	5,070	5,538,316
State Public School Building Authority, Refunding RB, Harrisburg School District Project, Series A (AGC), 5.00%, 11/15/33	2,715	2,952,291
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/43	5,980	6,744,304
Township of Falls Authority Pennsylvania, RB, Water & Sewer Authority, 5.00%, 12/01/37	2,115	2,360,742

		49,568,775
Pennsylvania (continued)
Education — 20.7%
County of Adams Pennsylvania IDA, Refunding RB, Gettysburg College:
5.00%, 8/15/24	$580	$647,901
5.00%, 8/15/25	765	848,324
5.00%, 8/15/26	760	838,250
County of Cumberland Pennsylvania Municipal Authority, RB, AICUP Financing Program, Dickinson College Project, 5.00%, 11/01/39	1,000	1,083,290
County of Delaware Pennsylvania Authority, Refunding RB:
Haverford College, 5.00%, 11/15/35	6,070	6,820,555
Villanova University, 5.25%, 12/01/31	600	664,992
Pennsylvania Higher Educational Facilities Authority, RB:
Drexel University, Series A (NPFGC), 5.00%, 5/01/37	2,650	2,881,954
Shippensburg University Student Services, Student Housing, 5.00%, 10/01/44	2,450	2,526,783
State System of Higher Education, Series A (NPFGC), 5.00%, 6/15/26	3,300	3,619,440
Thomas Jefferson University, 5.00%, 3/01/40	11,000	11,807,510
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.25%, 5/01/41	7,140	7,857,498
La Salle University, 5.00%, 5/01/37	1,595	1,716,954
La Salle University, 5.00%, 5/01/42	2,655	2,839,310
State System of Higher Education, Series AL, 5.00%, 6/15/35	1,425	1,602,441
Thomas Jefferson University, 4.00%, 3/01/37	755	767,548
Trustees of The University of Pennsylvania, Series C, 4.75%, 7/15/35	11,630	11,886,907
Pennsylvania Higher Educational Facilities Authority, Refunding RB: (concluded)
University of the Sciences Philadelphia (AGC), 5.00%, 11/01/32	5,000	5,302,850
Widener University, Series A, 5.25%, 7/15/33	2,420	2,676,036
Widener University, Series A, 5.50%, 7/15/38	365	405,734
Pennsylvania State University, RB:
5.00%, 3/01/40	10,000	11,270,900
Series A, 5.00%, 8/15/28	5,045	5,563,020
Series A, 5.00%, 8/15/29	2,000	2,196,140
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 9/15/38	1,830	2,103,439
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania:
5.00%, 7/01/35	765	807,037
5.00%, 7/01/45	450	469,125

		89,203,938
Health — 13.4%
County of Centre Pennsylvania Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/46	4,110	4,960,482
County of Cumberland Pennsylvania Municipal Authority, Refunding RB:
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/41	2,540	2,601,011
Diakon Lutheran, 6.38%, 1/01/39	3,000	3,322,410
County of Dauphin Pennsylvania General Authority, Refunding RB, Pinnacle Health System Project, Series A, 6.00%, 6/01/29	5,000	5,896,500
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.50%, 7/01/40	1,750	1,828,523

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Health (concluded)
County of Lebanon Pennsylvania Good Samaritan Hospital Authority, Refunding RB, Pleasant View Retirement, Series A, 5.30%, 12/15/26	$1,000	$1,002,280
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital Obligated Group, Series A, 5.13%, 6/01/33	3,255	3,548,926
County of Montgomery Pennsylvania IDA, RB, Acts Retirement-Life Community:
Series A, 4.50%, 11/15/36	880	884,418
Series A-1, 6.25%, 11/15/29	480	552,398
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, 5.00%, 11/15/27	1,385	1,496,908
Acts Retirement-Life Communities, 5.00%, 11/15/28	895	964,219
Foulkeways at Gwynedd Project, Series A, 5.00%, 12/01/24	1,000	1,026,890
Lancaster IDA, Refunding RB:
5.38%, 5/01/28	730	791,926
5.75%, 5/01/35	1,285	1,412,613
Pennsylvania Higher Educational Facilities Authority, Refunding RB, University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31	4,800	5,308,464
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB:
Jefferson Health System of Chester Philadelphia, Series B, 5.00%, 5/15/20 (b)	6,000	7,114,860
Presbyterian Medical Center, 6.65%, 12/01/19 (c)	2,055	2,365,593
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 7/01/20 (b)	3,590	4,338,838
Southcentral General Authority, Refunding RB:
6.00%, 12/01/18 (b)	1,780	2,129,450
6.00%, 6/01/29	1,970	2,246,627
Wellspan Health Obligation Group, Series A, 5.00%, 6/01/44	3,520	3,904,842

		57,698,178
Housing — 5.8%
City of Philadelphia Pennsylvania IDA, RB, Retirement Facilities:
Rieder House Project, Series A, 6.10%, 7/01/33	490	493,734
Saligman House Project, Section 8, Series C (HUD), 6.10%, 7/01/33	490	493,734
Pennsylvania HFA, RB, S/F Mortgage, Series 114-C:
3.65%, 10/01/37	4,120	4,157,162
3.70%, 10/01/42	8,025	8,010,876
Pennsylvania HFA, Refunding RB, S/F Mortgage:
Series 092-A, AMT, 4.75%, 4/01/31	1,845	1,850,240
Series 096-A, AMT, 4.70%, 10/01/37	5,885	5,956,974
Series 099-A, AMT, 5.15%, 4/01/38	2,295	2,417,782
Series 110-B, 4.75%, 10/01/39	1,570	1,629,252

		25,009,754
State — 9.3%
Commonwealth Financing Authority, RB, Series B (AGC), 5.00%, 6/01/31	3,420	3,797,842
Commonwealth of Pennsylvania, GO:
1st Series, 5.00%, 6/15/26	8,820	10,605,432
1st Series, 5.00%, 3/15/29	3,900	4,335,474
Pennsylvania (concluded)
State (concluded)
1st Series, 5.00%, 6/15/29	$3,000	$3,535,770
2nd Series A, 5.00%, 8/01/24	6,000	6,629,640
Pennsylvania Economic Development Financing Authority, Refunding RB, Unemployment Compensation, Series B, 5.00%, 7/01/23	5,825	5,986,527
State Public School Building Authority, Refunding RB, School District of Philadelphia Project, Series B (AGM), 5.00%, 6/01/24	5,000	5,356,250

		40,246,935
Transportation — 11.8%
City of Philadelphia Pennsylvania, ARB, Series A:
5.00%, 6/15/40	14,000	15,235,500
AMT (AGM), 5.00%, 6/15/32	9,500	9,825,470
AMT (AGM), 5.00%, 6/15/37	1,250	1,288,825
Delaware River Port Authority, RB:
5.00%, 1/01/29	1,115	1,297,046
Series D, 5.00%, 1/01/40	7,500	8,264,100
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series A-3, 0.00%, 12/01/42 (d)	6,740	1,814,745
CAB, Sub-Series A-3 (AGM), 0.00%, 12/01/40 (d)	2,225	735,830
Series A (AMBAC), 5.50%, 12/01/31	1,600	1,600,704
Sub-Series A, 5.13%, 12/01/26	1,285	1,467,842
Sub-Series A, 6.00%, 12/01/41	1,200	1,297,332
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts:
5.00%, 6/01/28	3,140	3,524,556
5.00%, 6/01/29	4,155	4,653,434

		51,005,384
Utilities — 4.2%
City of Philadelphia Pennsylvania Gas Works, RB:
9th Series, 5.25%, 8/01/40	3,300	3,760,218
12th Series B (NPFGC), 7.00%, 5/15/20 (c)	1,040	1,223,206
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 1/01/36	1,450	1,613,096
Series C (AGM), 5.00%, 8/01/40	2,650	2,923,374
County of Allegheny Pennsylvania Sanitary Authority, RB, Sewer Improvement, 5.25%, 12/01/41	2,090	2,360,174
County of Allegheny Pennsylvania Sanitary Authority, Refunding RB, Sewer Improvement (AGM), 5.00%, 6/01/40	1,000	1,117,770
County of Delaware Pennsylvania Regional Water Quality Control Authority, RB, Sewer Improvements, 5.00%, 5/01/33	980	1,115,554
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 1/01/32	3,895	4,293,069

		18,406,461
Total Municipal Bonds in Pennsylvania		366,859,720

Guam — 1.0%
State — 0.5%
Territory of Guam, RB, Limited Obligation Bonds, Section 30, Series A, 5.63%, 12/01/29	1,760	1,938,094
Tobacco — 0.3%
Guam Economic Development & Commerce Authority, Refunding RB, Tobacco Settlement, Asset-Backed, 5.63%, 6/01/47	1,750	1,333,448

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	27

Schedule of Investments (continued)	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Guam (concluded)
Utilities — 0.2%
Guam Government Waterworks Authority, Refunding RB, Water & Wastewater System, 6.00%, 7/01/15 (b)	$1,000	$1,033,730
Total Municipal Bonds in Guam		4,305,272
Total Municipal Bonds — 86.0%		371,164,992

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Pennsylvania — 22.5%
Education — 3.7%
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 5.75%, 8/15/41	9,280	10,864,003
University of Pittsburgh, RB, The Commonwealth System of Higher Education, Capital Project, Series B, 5.00%, 9/15/28	4,448	5,031,604

		15,895,607
Health — 11.7%
County of Berks Pennsylvania Municipal Authority, Refunding RB, Reading Hospital & Medical Center Project, Series A-3, 5.50%, 11/01/31	10,000	11,511,900
Geisinger Authority Pennsylvania, RB, Health System:
Series A, 5.13%, 6/01/34	7,460	8,160,046
Series A, 5.25%, 6/01/39	5,997	6,607,212
Series A-1, 5.13%, 6/01/41	12,570	13,772,572
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	9,380	10,334,978

		50,386,708

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Pennsylvania (concluded)
Housing — 1.5%
Pennsylvania HFA, Refunding RB, S/F Mortgage, Series 115A, AMT, 4.20%, 10/01/33	$6,250	$6,495,500
State — 5.6%
Commonwealth of Pennsylvania, GO, Series 1, 5.00%, 3/15/28	10,797	12,002,191
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Senior Series C (NPFGC), 5.00%, 12/01/32	11,000	12,238,050

		24,240,241
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 22.5%		97,018,056
Total Long-Term Investments (Cost — $430,234,573) — 108.5%		468,183,048

Short-Term Securities	Shares
BIF Pennsylvania Municipal Money Fund, 0.00% (f)(g)	3,741,899	3,741,899
Total Short-Term Securities (Cost — $3,741,899) — 0.9%		3,741,899
Total Investments (Cost — $433,976,472) — 109.4%		471,924,947
Other Assets Less Liabilities — 1.3%		5,775,405
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.7%)		(46,136,251)

Net Assets — 100.0%		$431,564,101

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Security is collateralized by municipal or U.S. Treasury obligations.

(d)	Zero-coupon bond.

(e)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	Investments in issuers considered to be an affiliate of the Fund during the six months ended November 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2014	Net Activity	Shares Held at November 30, 2014	Income
BIF Pennsylvania Municipal Money Fund	524,643	3,217,256	3,741,899	—

(g)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of November 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(150)	10-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	$19,057,031	$(54,116)

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Schedule of Investments (concluded)	BlackRock Pennsylvania Municipal Bond Fund

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities.

•	Level 1 — unadjusted quoted price in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of November 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$468,183,048	—	$468,183,048
Short-Term Securities	$3,741,899	—	—	3,741,899

Total	$3,741,899	$468,183,048	—	$471,924,947

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(54,116)	—	—	$(54,116)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of November 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$189,000	—	—	$189,000
Liabilities:
TOB trust certificates	—	$(46,126,645)	—	(46,126,645)

Total	$189,000	$(46,126,645)	—	$(45,937,645)

There were no transfers between levels during the six months ended November 30, 2014.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	29

Schedule of Investments November 30, 2014 (Unaudited)	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Commercial Services & Supplies — 0.3%
Public Charter School Receivables Co. LLC, 4.00%, 3/31/15 (a)	$7,189	$7,189,350
Health Care Providers & Services — 0.1%
Dignity Health, 5.27%, 11/01/64	2,825	2,936,774
Home Building — 0.1%
HP Communities LLC, 5.78%, 3/15/46 (a)	2,000	2,118,760
Total Corporate Bonds — 0.5%		12,244,884

Municipal Bonds
Alabama — 1.6%
Alabama Public School & College Authority, Refunding RB, Series B:
5.00%, 1/01/22	5,000	6,031,100
5.00%, 1/01/24	10,000	12,286,400
County of Jefferson Alabama Sewer Revenue, Refunding RB, Series D:
6.50%, 10/01/53	2,500	2,826,475
Sub-Lien, 7.00%, 10/01/51	3,000	3,528,390
State of Alabama, GO, Refunding, Series A, 5.00%, 8/01/23	10,000	12,374,400

		37,046,765
Alaska — 1.1%
City of Valdez Alaska, Refunding RB, BP Pipelines Project, Series B, 5.00%, 1/01/21	15,000	17,672,100
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	4,050	4,049,716
5.00%, 6/01/46	4,500	3,420,900

		25,142,716
Arizona — 1.2%
Arizona Sports & Tourism Authority, Refunding RB, 5.00%, 7/01/28	5,000	5,482,100
Arizona Water Infrastructure Finance Authority, RB, Series A, 5.00%, 10/01/16 (b)	5,000	5,423,500
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools, Series A (a):
6.50%, 7/01/34	965	1,080,414
6.75%, 7/01/44	1,690	1,911,001
County of Pima Arizona IDA, Refunding RB, Tucson Electric Power Co. Project, San Juan Project, Series A, 4.95%, 10/01/20	1,500	1,688,115
Salt Verde Financial Corp., RB, Senior:
5.25%, 12/01/19	2,000	2,292,880
5.00%, 12/01/37	10,000	11,397,000

		29,275,010
California — 11.1%
Anaheim Public Financing Authority California, RB, Senior, Public Improvements Project, Series A (AGM), 6.00%, 9/01/24	5,000	5,959,950
Bay Area Toll Authority, RB, Series B, 1.50%, 4/01/47 (c)	10,000	10,104,400
California County Tobacco Securitization Agency, RB:
6.00%, 6/01/42	885	884,894
County Securitization, Series A, 5.25%, 6/01/21	3,580	3,580,251
California Educational Facilities Authority, RB, 5.00%, 3/15/39	4,375	5,662,912
Municipal Bonds	Par (000)	Value
California (continued)
California Educational Facilities Authority, Refunding RB:
5.00%, 10/01/32	$10,000	$12,827,600
5.00%, 6/01/43	15,000	19,788,000
California Municipal Finance Authority, RB:
5.38%, 7/01/34 (a)	1,000	1,007,400
5.63%, 7/01/44 (a)	2,760	2,781,197
6.00%, 7/01/44	1,960	1,930,522
5.88%, 8/15/49	1,000	1,051,490
California Municipal Finance Authority, Urban Discovery Academy Project (a):
6.00%, 8/01/44	330	334,557
6.13%, 8/01/49	285	288,665
California Pollution Control Financing Authority, Refunding RB, Pacific Gas, Series C, AMT (NPFGC), 4.75%, 12/01/23	1,000	1,067,330
California School Finance Authority, RB, Series A (a):
6.50%, 11/01/34	1,015	1,038,771
6.75%, 11/01/45	1,395	1,431,912
California State Public Works Board, Refunding RB, Series F, 5.00%, 9/01/19	5,000	5,827,250
California State University, RB, 6.43%, 11/01/30	1,500	1,842,045
California Statewide Communities Development Authority, Refunding RB:
Irvine LLC, UCI-East Campus, 5.00%, 5/15/38	5,000	5,102,450
Series A, 5.25%, 11/01/44	1,250	1,256,188
California Statewide Financing Authority, RB:
Series A, 6.00%, 5/01/37	265	264,976
Series B, 6.00%, 5/01/37	585	584,947
Tobacco Settlement, Series A, 6.00%, 5/01/43	3,800	3,775,186
Tobacco Settlement, Series B, 6.00%, 5/01/43	7,425	7,424,332
Chabot-Las Positas Community College District, GO:
Refunding, 2016 Crossover, 5.00%, 8/01/29	5,000	5,850,200
Series C (AMBAC), 0.00%, 8/01/43 (d)	10,000	2,373,100
City of Irvine California, Special Tax Bonds, 5.00%, 9/01/49	1,500	1,659,720
County of Sonoma California, Refunding RB, Series A, 6.00%, 12/01/29	735	850,645
East Bay Municipal Utility District Water System Revenue, Refunding RB:
Series A, 5.00%, 6/01/32	5,000	5,981,850
Series B, 5.00%, 6/01/25	5,000	6,291,600
Series B, 5.00%, 6/01/28	6,685	8,537,881
Series B, 5.00%, 6/01/29	5,000	6,372,900
Foothill-Eastern Transportation Corridor Agency, Refunding RB, Series A, 6.00%, 1/15/49	3,770	4,367,432
Golden State Tobacco Securitization Corp., Refunding RB, Asset Backed, Senior, Series A-1, 5.75%, 6/01/47	6,025	5,050,637
Inland Empire Tobacco Securitization Authority, RB, 0.00%, 6/01/36 (d)	8,675	1,607,304
Los Angeles Unified School District, GO, Refunding, Series B, 5.00%, 7/01/24	5,000	6,211,950
Palomar Health, GO, 0.00%, 8/01/39 (d)	10,000	3,085,100
Port of Los Angeles, Refunding RB, Series B, 5.00%, 8/01/34	2,390	2,797,471
Port of Oakland, Refunding RB, Series C (NPFGC), 5.00%, 11/01/15	2,310	2,413,580

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (concluded)
Regents of the University of California Medical Center Pooled Revenue, RB, Series H, 6.40%, 5/15/31	$1,400	$1,730,428
Riverside County Transportation Commission, Refunding RB, Series A, 5.25%, 6/01/30	9,000	10,749,330
San Francisco City & County Airports Commission-San Francisco International Airport, Refunding RB, AMT, Series A, 5.00%, 5/01/40	5,000	5,555,150
Santa Clara Valley Transportation Authority, RB, Build America Bonds, Series A, 5.88%, 4/01/32	5,000	6,109,800
Southern California Public Power Authority, RB, Project No. 1, Series A, 5.25%, 11/01/19	2,445	2,787,544
State of California, GO, Build America Bonds, Various Purpose, 7.60%, 11/01/40	4,400	6,815,600
State of California, GO:
Various Purpose, 5.00%, 4/01/43	8,920	10,003,691
State of California, GO, Refunding, Various Purposes:
5.00%, 2/01/18	10,000	11,319,500
5.00%, 10/01/19	10,000	11,792,200
5.00%, 10/01/23	5,000	6,123,650
5.00%, 10/01/37	10,000	11,534,100
State of California Department of Water Resources, Refunding RB, 5.00%, 12/01/16	5,315	5,811,421
State of California Public Works Board, LRB, Various Capital Projects, Series A, 5.00%, 4/01/37	5,000	5,640,300
University of California, Refunding RB, General, Series AI, 5.00%, 5/15/38	5,330	6,057,545
Victor Valley Community College District, GO, Series C, 0.00%, 8/01/38 (d)	10,000	3,603,500

		264,902,354
Colorado — 0.9%
City & County of Denver Colorado, Refunding RB, Special Facilities, United Airlines Project, Series A, AMT, 5.75%, 10/01/32	5,000	5,183,550
City & County of Denver Colorado Airport System Revenue, RB, Series B, 5.00%, 11/15/43	5,000	5,572,700
City of Lakewood Colorado Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds, 4.00%, 12/01/23	1,000	1,003,400
Colorado Educational & Cultural Facilities Authority, RB, Charter Littleton Preparatory School, 5.00%, 12/01/22	185	196,527
Colorado Educational & Cultural Facilities Authority, Refunding RB:
5.00%, 11/01/44	885	886,336
5.13%, 11/01/49	765	760,196
Foothills Metropolitan District, Special Assessment Bonds, 6.00%, 12/01/38	3,020	3,030,842
Regional Transportation District, RB (AMBAC), 5.00%, 11/01/16 (b)	5,000	5,438,550

		22,072,101
Connecticut — 1.8%
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	2,000	1,997,240
State of Connecticut, GO:
Series A, 5.00%, 10/15/23	10,000	12,178,200
Series A, 5.00%, 3/01/27	5,000	5,933,400
Series E, 5.00%, 9/01/23	5,000	6,081,400
Series G, 5.00%, 11/15/31 (e)	10,000	11,777,400
Municipal Bonds	Par (000)	Value
Connecticut (concluded)
University of Connecticut, Refunding RB, Series A, 5.00%, 2/15/16	$5,000	$5,284,350

		43,251,990
Delaware — 1.0%
Delaware River & Bay Authority, Refunding RB, Series C, 5.00%, 1/01/17	6,590	7,200,432
State of Delaware, GO:
5.00%, 1/01/17	5,000	5,474,150
Refunding, Series B, 5.00%, 7/01/21	10,000	12,129,800

		24,804,382
District of Columbia — 2.8%
District of Columbia, GO, Series C, 5.00%, 6/01/38	15,000	17,331,450
District of Columbia, Refunding RB, Series A:
6.25%, 10/01/23	4,085	4,737,579
6.25%, 10/01/24	4,120	4,751,513
District of Columbia Water & Sewer Authority, RB, Series A, 5.00%, 10/01/44	5,000	5,638,850
District of Columbia Water & Sewer Authority, Refunding RB, Series C:
5.00%, 10/01/21	5,000	6,013,900
5.00%, 10/01/27	5,000	6,035,950
Metropolitan Washington Airports Authority, Refunding RB:
5.00%, 10/01/53	15,000	15,834,900
AMT, Series A, 5.00%, 10/01/28	5,000	5,806,050

		66,150,192
Florida — 6.6%
Capital Trust Agency, Inc., RB, 8.00%, 1/01/34	550	588,390
Capital Trust Agency, Inc., RB, 1st Mortgage, Silver Creek St. Augustine Project:
8.25%, 1/01/44	940	1,008,159
8.25%, 1/01/49	3,010	3,224,101
City of Orlando Florida, RB, Series B, 5.00%, 10/01/46	10,000	11,264,300
County of Alachua Florida Health Facilities Authority, RB:
5.00%, 12/01/34	5,000	5,530,750
5.00%, 12/01/44	10,000	10,835,300
East Ridge Retirement Village, Inc. Project, 6.25%, 11/15/44	2,000	2,186,060
County of Brevard Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 4/01/31	5,655	6,289,774
County of Collier Florida IDA, Refunding RB (a):
Arlington of Naples Project, Series B-2, 6.50%, 5/15/20	3,500	3,523,030
Series A, 8.25%, 5/15/49	1,000	1,115,480
County of Miami-Dade Florida Aviation Revenue, Refunding RB, AMT, Series A (CIFG), 5.00%, 10/01/38	5,000	5,097,850
County of Orange Florida Health Facilities Authority, RB, 5.50%, 7/01/38	1,000	1,031,320
County of Palm Beach Florida Health Facilities Authority, Refunding RB, 7.50%, 6/01/49	1,000	1,135,640
Crossings at Fleming Island Community Development District, Refunding, Special Assessment Bonds, 6.50%, 5/01/44	2,720	2,759,984
East Central Regional Wastewater Treatment Facilities Operation Board, RB, 5.00%, 10/01/39	5,000	5,740,850
Florida Department of Environmental Protection, Refunding RB, 5.00%, 7/01/23	10,000	12,115,800

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	31

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Florida Development Finance Corp., RB, Series A:
5.88%, 6/15/34 (a)	$420	$423,339
6.00%, 6/15/44 (a)	1,900	1,897,321
Renaissance Charter School, 5.75%, 6/15/29	365	361,094
Renaissance Charter School, 6.00%, 6/15/34	440	435,494
Renaissance Charter School, 6.13%, 6/15/44	1,705	1,656,254
Florida Higher Educational Facilities Financial Authority, Refunding RB, 5.00%, 4/01/27	6,155	6,784,595
Key West Utility Board, Refunding RB, 5.00%, 10/01/26	2,420	2,809,015
Miami-Dade County Expressway Authority, RB, Series A, 5.00%, 7/01/39	9,300	10,427,997
Miami-Dade County Seaport Department, RB, AMT, Series B, 5.00%, 10/01/22	1,995	2,317,631
Miami-Dade County Seaport Department, Refunding RB, AMT, Series D, 5.00%, 10/01/22	1,305	1,516,045
Miami-Dade County Transit System Sales Surtax Revenue, RB (AGM), 5.00%, 7/01/42	10,000	11,090,600
Miami-Dade County Water & Sewer System Revenue, RB, Series A, 5.00%, 10/01/42	10,000	11,078,300
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series B, 5.00%, 5/01/37	1,885	1,976,008
Orange County Health Facilities Authority, Refunding RB:
5.00%, 8/01/26	3,965	4,494,367
5.00%, 8/01/28	5,000	5,619,550
State of Florida Department of Transportation, RB, 5.00%, 7/01/36	5,000	5,675,300
Sterling Hill Community Development District, Refunding RB, Special Assessment Bonds, Series B, 5.50%, 11/01/10 (f)(g)	155	99,281
Tampa Bay Water, RB, Utility System, 5.00%, 10/01/38	6,095	6,959,027
Tolomato Community Development District, Convertible CAB, Bonds (f)(g):
Series 1, 6.38%, 5/01/17	10	10,104
Series 2, 6.38%, 5/01/17	1,290	843,673
Series 3, 6.38%, 5/01/17	425	4
Tolomato Community Development District, Refunding, Special Assessment:
Series A, 6.38%, 5/01/17	305	302,801
Series A2, 0.00%, 5/01/39 (h)	150	109,841
Series A3, 0.00%, 5/01/40 (h)	360	214,787
Series A4, 0.00%, 5/01/40 (h)	190	83,908
Village Center Community Development District, Refunding RB (a):
4.76%, 11/01/29	815	843,916
5.02%, 11/01/36	1,500	1,557,930
Village Center Community Development District Utility Revenue, Refunding RB, Little Sumter Service Area, 5.02%, 10/01/36 (a)	500	524,430
Village Community Development District No. 10, Special Assessment Bonds, Sumter County, 4.50%, 5/01/23	3,485	3,676,048

		157,235,448
Georgia — 1.8%
Private Colleges & Universities Authority, RB:
5.00%, 4/01/18	1,000	1,115,560
Savannah College of Art & Design, 5.00%, 4/01/44	6,175	6,667,086
Municipal Bonds	Par (000)	Value
Georgia (concluded)
State of Georgia, GO:
5.00%, 2/01/23	$10,000	$12,320,200
Series C, 5.00%, 7/01/20	10,000	11,968,500
Refunding, Series I, 5.00%, 7/01/19	8,300	9,749,512

		41,820,858
Guam — 0.4%
Guam Government Waterworks Authority, RB:
5.25%, 7/01/22	525	608,333
5.25%, 7/01/25	1,735	1,985,604
5.00%, 7/01/28	1,250	1,391,975
5.63%, 7/01/40	3,000	3,324,330
Territory of Guam, GO, Series A:
6.00%, 11/15/19	570	628,944
7.00%, 11/15/39	2,390	2,757,271

		10,696,457
Hawaii — 0.3%
State of Hawaii, GO, 5.00%, 8/01/20	5,000	5,952,750
Idaho — 0.9%
Idaho Health Facilities Authority, RB, Series A, 5.00%, 3/01/44	19,460	21,030,422
Illinois — 3.0%
Chicago Board of Education, GO, Series A, 5.00%, 12/01/42	5,000	5,036,050
Chicago O’Hare International Airport, Refunding RB, AMT, Series A, 5.00%, 1/01/20	10,000	11,455,700
Chicago Transit Authority, RB:
Series A, 6.90%, 12/01/40	1,750	2,187,220
Series B, 6.90%, 12/01/40	1,800	2,249,712
City of Chicago Illinois, GO, Refunding:
Series A, 5.00%, 1/01/35	5,000	5,080,150
Series C, 5.00%, 1/01/22	5,000	5,470,550
Series C, 5.00%, 1/01/40	5,000	5,012,600
City of Chicago Illinois, GO, Taxable Project, Recovery Zone, Series D, 6.26%, 1/01/40	2,500	2,518,600
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, AMT:
Series A, 5.00%, 1/01/23	5,000	5,818,950
Series B, 5.00%, 1/01/22	5,000	5,804,100
City of Chicago Illinois Waterworks Revenue, RB, 5.00%, 11/01/44	6,445	7,062,560
Illinois Finance Authority, Refunding RB, Lutheran Home & Services Obligated Group:
5.50%, 5/15/30	1,000	1,053,070
5.63%, 5/15/42	2,500	2,597,475
Railsplitter Tobacco Settlement Authority, RB, 6.25%, 6/01/24	3,000	3,248,520
State of Illinois, GO, 5.00%, 5/01/35	7,000	7,420,770

		72,016,027
Indiana — 0.6%
City of Carmel Indiana, RB, Barrington Carmel Project, Series A, 7.13%, 11/15/42	2,000	2,187,040
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 5.88%, 1/01/24	750	832,365
Indiana Bond Bank, RB, Series A, 5.00%, 10/15/17	2,000	2,195,580
Indiana Finance Authority, Refunding RB, US Steel Corp. Project, 6.00%, 12/01/19	3,000	3,325,830
Indianapolis Local Public Improvement Bond Bank, Refunding RB, AMT, 5.00%, 1/01/24	5,000	5,965,950

		14,506,765

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Iowa — 0.9%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	$5,320	$5,606,163
5.50%, 12/01/22	2,500	2,613,125
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility, Upper Iowa University Project, 5.00%, 9/01/20	1,000	1,044,120
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed:
CAB, Series B, 5.60%, 6/01/34	6,510	5,817,206
Series C, 5.50%, 6/01/42	2,000	1,661,220
Series C, 5.63%, 6/01/46	4,960	4,189,761

		20,931,595
Kansas — 0.3%
City of Wichita, GO, Refunding, 5.00%, 6/01/23	5,000	6,120,850
Kentucky — 0.2%
Lexington-Fayette Urban County Government Public Facilities Corp., Refunding LRB, Eastern State Hospital Project, Series A, 5.00%, 6/01/24	5,000	5,698,700
Louisiana — 0.9%
City of New Orleans Louisiana, Refunding RB, 5.00%, 12/01/44	10,000	10,939,000
Louisiana Public Facilities Authority, RB, 5.00%, 10/01/41	5,000	5,443,050
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series B, 5.00%, 5/01/36	5,000	5,784,450

		22,166,500
Maine — 0.2%
Maine Health & Higher Educational Facilities Authority, Refunding RB, Bowdoin College, Series A, 5.00%, 7/01/39	5,000	5,608,250
Maryland — 2.5%
County of Anne Arundel Maryland Consolidated, Special Tax, The Villages at Two Rivers Project, 5.25%, 7/01/44	1,220	1,235,531
County of Anne Arundel Maryland Consolidated, Special Taxing District, Villages at Two Rivers Project”, 5.13%, 7/01/36	600	608,826
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	2,850	3,182,766
County of Howard Maryland, Tax Allocation Bonds, Annapolis Junction Town Center Project, 6.10%, 2/15/44	1,170	1,252,391
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,770	1,955,071
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
5.00%, 7/01/16	5,030	5,359,264
5.00%, 7/01/18	6,195	6,943,418
Prince County George’s, GO, Series A, 5.00%, 9/01/18	8,810	10,163,921
State of Maryland, GO:
2nd Series, 5.00%, 7/15/18	5,000	5,748,300
Refunding, 5.00%, 8/01/21	10,000	12,134,300
Refunding, 5.00%, 8/01/22	10,000	12,268,800

		60,852,588
Municipal Bonds	Par (000)	Value
Massachusetts — 3.5%
Commonwealth of Massachusetts, GO:
Series E, 5.00%, 12/01/16	$6,005	$6,554,818
Series E, 5.00%, 9/01/20	2,640	3,148,886
Series E, 5.00%, 9/01/23	4,510	5,469,277
Refunding, Series C, 5.00%, 8/01/25	10,000	12,500,400
Massachusetts Development Finance Agency, Refunding RB:
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (a)	2,000	2,053,300
Series A, 5.00%, 9/01/43	5,795	6,647,966
Massachusetts Health & Educational Facilities Authority, RB, Refunding, Series D, 5.50%, 7/01/40	1,000	1,003,410
Massachusetts Municipal Wholesale Electric Co, Refunding RB, 5.00%, 7/01/17	6,160	6,835,691
Massachusetts Port Authority, RB, Delta Air Lines, Inc. Project, Series A, AMT (AMBAC):
5.50%, 1/01/15	4,000	4,002,840
5.00%, 1/01/27	1,000	1,000,020
Massachusetts Water Resources Authority, Refunding RB, Series F, 5.00%, 8/01/21	10,000	12,029,100
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.00%, 7/01/41	10,000	11,187,500
University of Massachusetts Building Authority, Refunding RB, 5.00%, 11/01/44	10,000	11,501,700

		83,934,908
Michigan — 1.3%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, 0.76%, 7/01/32 (c)	10,000	8,561,100
Michigan Finance Authority, RB, Detroit Water and Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 7/01/44	1,385	1,428,157
Michigan Finance Authority, Refunding RB:
AMT, 5.00%, 11/01/21 (e)	4,090	4,613,315
Detroit Water & Sewage Department Project, Senior Lien C-1, 5.00%, 7/01/44	3,150	3,305,988
Michigan Tobacco Settlement Finance Authority, RB, Series A, 7.31%, 6/01/34	6,100	5,358,240
Michigan Tobacco Settlement Finance Authority, Refunding RB, Series A, 6.88%, 6/01/42	1,725	1,638,336
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series D, 5.00%, 9/01/39	5,000	5,497,100

		30,402,236
Minnesota — 0.9%
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding RB, AMT, Series B:
5.00%, 1/01/25	1,000	1,165,010
5.00%, 1/01/26	1,000	1,156,360
State of Minnesota, GO, Series A, 5.00%, 8/01/23	10,000	12,374,400
Western Minnesota Municipal Power Agency, RB, Series A, 5.00%, 1/01/46	5,000	5,671,200
Woodbury Housing & Redevelopment Authority, RB, 5.13%, 12/01/44	500	498,665

		20,865,635
Mississippi — 0.5%
State of Mississippi, GO, Series B, 5.00%, 12/01/31	10,000	11,784,500

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	33

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Missouri — 2.1%
County of Jackson Missouri, Refunding RB:
5.00%, 12/01/19	$7,500	$8,820,600
5.00%, 12/01/20	5,000	5,954,000
5.00%, 12/01/22	5,000	6,048,600
Metropolitan State Louis Sewer District, RB, Series B, 5.00%, 5/01/43	10,000	11,415,000
Missouri Highway & Transportation Commission, Refunding RB, Series A:
5.00%, 5/01/22	5,000	6,097,200
5.00%, 5/01/23	5,000	6,159,250
Missouri Joint Municipal Electric Utility Commission, Refunding RB, 5.00%, 1/01/20 (e)	5,000	5,844,000

		50,338,650
Nevada — 0.1%
Las Vegas Special Improvement District 607, Refunding, Special Assessment, Local Improvement:
5.00%, 6/01/23	430	463,648
5.00%, 6/01/24	305	330,080
Las Vegas Valley Water District Nevada, GO, Limited Tax, Build America Bonds, Series C, 7.01%, 6/01/39	1,025	1,123,113

		1,916,841
New Hampshire — 0.3%
State of New Hampshire, RB, Federal Highway, GAN, 5.00%, 9/01/16	6,870	7,418,432
New Jersey — 6.1%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/44	15,000	16,178,700
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, AMT, 5.00%, 12/01/24	1,500	1,675,035
New Jersey Economic Development Authority, RB, 5.00%, 6/15/27	5,000	5,657,000
New Jersey Economic Development Authority, Refunding RB, 5.00%, 6/15/18	5,000	5,504,000
New Jersey EDA, RB, Series A:
6.00%, 10/01/34	280	285,390
6.20%, 10/01/44	230	233,531
6.30%, 10/01/49	375	381,225
AMT, ACR Energy Partners, 10.50%, 6/01/32 (a)(g)	3,500	1,744,330
Patterson Charter School for Science and Technology, Inc. Project, 5.00%, 7/01/22	630	619,051
New Jersey EDA, Refunding RB, School Facilities Construction, Series DD-1, 5.00%, 12/15/16	5,000	5,417,250
New Jersey Educational Facilities Authority, RB, 5.00%, 6/15/19	11,835	13,357,099
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B, 6.50%, 6/01/19 (b)	2,000	2,465,960
New Jersey Health Care Facilities Financing Authority, RB, Robert Wood Johnson University Hospital, Series A, 5.00%, 7/01/22	1,010	1,190,891
New Jersey Health Care Facilities Financing Authority, Refunding RB:
5.00%, 7/01/44 (e)	10,000	10,914,700
St. Barnabas Health Care, Series A, 5.00%, 7/01/25	1,000	1,135,600
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Health Care Facilities Financing Authority, Refunding RB (concluded):
St. Barnabas Health Care, Series A, 5.00%, 7/01/23	$1,100	$1,270,159
St. Barnabas Health Care, Series A, 5.00%, 7/01/24	3,100	3,544,075
New Jersey Transportation Trust Fund Authority, RB:
Build America Bonds, Series C, 6.10%, 12/15/28	2,500	2,780,000
CAB, Transportation System, Series A, 0.00%, 12/15/38 (d)	10,000	3,028,200
Series C (AMBAC), 0.00%, 12/15/38 (d)	10,000	5,433,500
Transportation System, Series A, 5.00%, 6/15/42	5,000	5,279,500
Transportation System, Series B, 5.00%, 6/15/42	10,000	10,547,200
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 12/15/17	10,000	11,096,500
Rutgers-The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/38	10,450	11,837,446
State of New Jersey, GO, 5.00%, 6/01/17	6,500	7,184,580
State of New Jersey, GO, Refunding, Series H, 5.25%, 7/01/18	5,000	5,717,300
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A:
4.50%, 6/01/23	7,500	7,474,275
5.00%, 6/01/29	2,840	2,436,521
5.00%, 6/01/41	2,500	1,901,225

		146,290,243
New Mexico — 0.2%
City of Albuquerque New Mexico, GO, Series A, 5.00%, 7/01/17	5,000	5,573,100
New York — 10.8%
City of New York New York, GO, Refunding, Series E:
5.00%, 8/01/16	5,725	6,162,791
5.00%, 8/01/24	5,000	5,747,700
City of New York New York Industrial Development Agency, Refunding RB, Terminal One Group Association Project, AMT, 5.50%, 1/01/21 (c)	1,500	1,575,450
City of New York New York Municipal Water & Sewer System, Refunding RB, Fiscal 2013, Series BB, 5.00%, 6/15/47	13,635	15,118,897
County of Chautauqua New York Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	3,000	3,328,110
County of Dutchess New York Industrial Development Agency, RB, Bard College Civic Facility, Series A-2, 4.50%, 8/01/36	2,480	2,456,142
County of Dutchess New York Industrial Development Agency, Refunding RB, 5.00%, 8/01/46	3,400	3,438,760
County of Essex New York Industrial Development Agency, Refunding RB, International Paper Co. Project, Series A, AMT, 5.20%, 12/01/23	2,300	2,368,540
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/23	5,685	6,435,306
County of Westchester New York Local Development Corp., RB, Pace University, Series A, 5.50%, 5/01/42	2,500	2,836,075

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 6/01/45	$865	$677,684
Long Island Power Authority, Refunding RB, Series B, 5.25%, 4/01/19	5,000	5,776,100
Metropolitan Transportation Authority, RB, Series E, 5.00%, 11/15/38	5,000	5,597,200
Metropolitan Transportation Authority, Refunding RB:
Series A, 0.00%, 11/15/30 (d)	10,190	5,920,900
Series D, 5.00%, 11/15/16	6,875	7,485,913
New York Counties Tobacco Trust IV, Refunding RB, Series A:
5.00%, 6/01/42	1,240	942,264
5.00%, 6/01/45	515	387,177
New York Liberty Development Corp., Refunding RB:
7.25%, 11/15/44	1,655	1,870,779
3 World Trade Center Project, Class 1, 5.00%, 11/15/44	24,815	25,223,703
3 World Trade Center Project, Class 2, 5.15%, 11/15/34	240	248,510
3 World Trade Center Project, Class 2, 5.38%, 11/15/40	570	595,707
New York State Dormitory Authority, RB, Series A:
5.00%, 3/15/33	10,000	11,807,400
5.00%, 3/15/39	10,000	11,594,100
New York University Hospitals Center, 5.00%, 7/01/22	1,725	1,968,570
New York University Hospitals Center, 5.00%, 7/01/43	5,000	5,615,350
New York State Dormitory Authority, Refunding RB:
5.00%, 3/15/37	5,000	5,718,600
5.00%, 9/01/38	2,500	2,510,300
New York State Environmental Facilities Corp., Refunding RB, 5.00%, 6/15/34	5,000	5,892,950
New York State Urban Development Corp., RB:
5.51%, 3/15/25	2,000	2,396,640
Series E, 5.00%, 3/15/23	5,000	6,077,450
New York State Urban Development Corp., Refunding RB, 5.00%, 1/01/17	5,310	5,807,706
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series B, 4.00%, 11/01/24	1,000	1,015,570
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, 5.00%, 12/01/20	1,500	1,721,880
Port Authority of New York & New Jersey, RB, 187th Series, 4.43%, 10/15/34	5,000	5,108,300
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 178th Series, AMT, 5.00%, 12/01/22	5,025	5,989,499
Port Authority of New York & New Jersey, Refunding RB, AMT, 5.00%, 10/15/44	5,000	5,546,750
Sales Tax Asset Receivable Corp., Refunding RB, Series A:
5.00%, 10/15/25	8,060	10,017,532
5.00%, 10/15/26	10,000	12,338,900
5.00%, 10/15/28	10,000	12,196,000
5.00%, 10/15/29	10,000	12,069,400
5.00%, 10/15/30	5,000	6,029,900
State of New York Dormitory Authority, Refunding RB:
New York University, Series A, 5.00%, 7/01/42	5,000	5,563,000
Municipal Bonds	Par (000)	Value
New York (concluded)
State of New York Dormitory Authority, Refunding RB (concluded):
Touro College & University, Series B, 5.75%, 1/01/29	$1,700	$1,747,838
Triborough Bridge & Tunnel Authority, Refunding RB, Series B, 5.00%, 11/15/22	5,000	6,107,000
TSASC Inc., Refunding RB:
5.00%, 6/01/26	7,000	6,875,120
5.00%, 6/01/34	1,160	964,679
Ulster Tobacco Asset Securitization Corp., RB:
6.00%, 6/01/40	1,040	1,020,698
6.45%, 6/01/40 (h)	880	885,218

		258,780,058
North Carolina — 3.3%
County of Wake North Carolina, GO, 5.00%, 9/01/21	10,000	12,145,500
North Carolina Medical Care Commission, RB, 1st Mortgage, Galloway Ridge Project, Series A:
4.13%, 1/01/17	200	206,620
4.30%, 1/01/18	555	580,719
4.50%, 1/01/19	520	549,811
4.75%, 1/01/21	270	286,254
5.00%, 1/01/22	290	307,754
North Carolina Medical Care Commission, Refunding RB:
5.25%, 1/01/41	2,470	2,524,513
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	2,500	2,822,325
State of North Carolina, GO, Refunding:
Series A, 5.00%, 6/01/20	14,750	17,628,315
Series A, 5.00%, 6/01/23	10,000	12,375,500
Series B, 5.00%, 6/01/18	10,000	11,456,400
State of North Carolina, Refunding RB, Series C, 5.00%, 5/01/21	10,000	11,989,700
University of North Carolina at Chapel Hill, Refunding RB, 3.85%, 12/01/34	5,000	5,169,850

		78,043,261
Ohio — 0.8%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 6.50%, 6/01/47	2,500	2,205,550
Ohio State Water Development Authority, Refunding RB, 5.00%, 6/01/22	8,000	9,746,160
Ohio University, RB, 5.59%, 12/01/14	5,900	6,183,023

		18,134,733
Oklahoma — 0.5%
County of Oklahoma Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A, 5.00%, 4/01/23	1,050	947,205
Oklahoma Capital Improvement Authority, Refunding RB, Series C:
5.00%, 7/01/25	2,000	2,447,000
5.00%, 7/01/26	1,000	1,213,930
5.00%, 7/01/29	1,435	1,708,224
5.00%, 7/01/31	3,000	3,554,490
5.00%, 7/01/32	2,500	2,952,850

		12,823,699
Oregon — 2.0%
City of Portland Oregon, GO, 0.12%, 6/01/19 (c)	4,425	4,286,719
City of Portland Oregon Sewer System Revenue, RB, Series B, 5.00%, 10/01/23	5,000	6,151,900

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	35

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Oregon (concluded)
City of Portland Oregon Sewer System Revenue, Refunding RB, Series A:
5.00%, 10/01/21	$5,000	$6,049,650
5.00%, 10/01/22	5,000	6,108,900
5.00%, 10/01/23	5,000	6,180,250
5.00%, 10/01/24	5,000	6,228,900
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Mirabella at South Waterfront:
5.40%, 10/01/44	610	638,109
5.50%, 10/01/49	865	902,376
Washington & Multnomah Counties School District No. 48J Beaverton, GO, 5.00%, 6/15/28	10,000	12,084,100

		48,630,904
Pennsylvania — 2.2%
City of Philadelphia Pennsylvania, Refunding ARB, Series A, AMT, 5.00%, 6/15/21	5,000	5,833,100
City of Philadelphia Pennsylvania Airport Revenue, Refunding RB, AMT, Series A, 5.00%, 6/15/18	5,000	5,678,350
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A:
5.63%, 7/01/36	4,045	4,305,296
5.63%, 7/01/42	2,500	2,652,650
County of Allegheny Pennsylvania, GO, Refunding, 0.71%, 11/01/26 (c)	5,000	4,769,050
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 7/01/32	2,350	2,561,923
Lancaster County Hospital Authority, Refunding RB, 5.00%, 4/01/33	1,575	1,610,831
Pennsylvania Economic Development Financing Authority, RB, National Gypsum Co., Series B, AMT, 6.13%, 11/01/27	3,000	3,013,770
Pennsylvania Economic Development Financing Authority, Refunding RB, 5.50%, 11/01/44	3,250	3,281,785
Pennsylvania HFA, RB, S/F Mortgage, Series 103-C, 4.38%, 4/01/18	1,160	1,255,816
Pennsylvania Turnpike Commission, Refunding RB, 3.33%, 12/01/27 (i)	3,750	3,984,525
Philadelphia Authority for Industrial Development, RB, 5.00%, 7/01/42	10,000	11,265,000
Susquehanna Area Regional Airport Authority, ARB, AMT, Series A, 5.00%, 1/01/27	3,100	3,374,288

		53,586,384
Puerto Rico — 0.8%
Commonwealth of Puerto Rico, GO, Refunding, Series A, 8.00%, 7/01/35	22,300	19,122,696
Rhode Island — 0.2%
Tobacco Settlement Financing Corp, RB, Series 2002-A, Class C, 6.25%, 6/01/42	4,550	4,549,500
South Carolina — 1.5%
Charleston Educational Excellence Finance Corp., Refunding RB:
5.00%, 12/01/30	3,000	3,561,060
5.00%, 12/01/31	3,000	3,543,870
Charleston County School District, 5.00%, 12/01/30	5,005	5,902,497
South Carolina State Public Service Authority, Refunding RB, Series C, 5.00%, 12/01/46	5,000	5,557,600
Municipal Bonds	Par (000)	Value
South Carolina (concluded)
State of South Carolina, GO, Refunding Series A:
5.00%, 10/01/16	$7,085	$7,685,808
5.00%, 10/01/17	7,750	8,708,055

		34,958,890
Tennessee — 0.2%
City of Knoxville Tennessee, GO, Refunding, 5.00%, 5/01/16	5,000	5,333,900
Texas — 5.0%
Alliance Airport Authority Texas, Refunding RB, FedEx Corp. Project, AMT, 4.85%, 4/01/21	3,730	3,856,372
Arlington Higher Education Finance Corp., RB, Series A, 7.13%, 3/01/44	1,250	1,317,763
Central Texas Regional Mobility Authority, Refunding RB, Subordinate Lien, 5.00%, 1/01/23	500	559,915
City of Houston Texas Airport System, RB, Special Facilities, Continental Airlines, Inc., AMT, Series A, 6.63%, 7/15/38	3,000	3,376,410
City of Houston Texas Airport System, Refunding ARB, AMT:
Series A, 6.50%, 7/15/30	1,000	1,128,330
Subordinate Lien, Series A, 5.00%, 7/01/23	5,000	5,831,250
United Airlines, Inc. Terminal E Project, 5.00%, 7/01/29	1,000	1,061,780
City of Houston Texas Airport System Revenue, Refunding RB, Series A, 5.00%, 7/01/18	4,560	5,198,400
City of Houston Texas Utility System Revenue, Refunding RB, Series D, 5.00%, 11/15/39	5,000	5,771,850
City Public Service Board of San Antonio, Refunding RB, 5.00%, 2/01/19	5,000	5,788,950
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 5.75%, 1/01/28	500	561,060
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB:
1st Mortgage, Brazos Presbyterian Homes, Inc. Project, 4.00%, 1/01/23	1,325	1,358,138
Young Men’s Christian Association of the Greater Houston Area, Series A, 5.00%, 6/01/38	1,450	1,553,690
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT, 5.00%, 11/01/42	5,000	5,340,200
Dallas-Fort Worth International Airport Facilities Improvement Corp., ARB, Series 2001-A-1, AMT, 6.15%, 1/01/16	2,145	2,174,472
Dallas-Fort Worth International Airport, RB, Series H, 5.00%, 11/01/29	10,000	11,123,000
Dallas-Fort Worth International Airport, Refunding RB, Series E, 5.00%, 11/01/20	5,000	5,868,500
Decatur Hospital Authority, Refunding RB, 5.25%, 9/01/44	1,880	1,954,072
New Hope Cultural Education Facilities Corp., RB (e):
5.50%, 1/01/43	1,500	1,516,125
5.50%, 1/01/49	1,250	1,251,125
North East Independent School District, GO, Refunding, 5.25%, 2/01/28	9,600	12,224,928
Permanent University Fund, Refunding RB, Series B, 5.00%, 7/01/25	5,000	6,177,850
Red River Health Facilities Development Corp., MRB, Eden Home, Inc. Project, 5.63%, 12/15/22	2,570	2,380,591

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
State of Texas, GO:
5.00%, 4/01/20	$10,000	$11,879,100
Refunding, 5.00%, 10/01/24	5,100	6,310,638
Refunding, Series A, 5.00%, 10/01/23	5,000	6,175,700
Town of Flower Mound, Special Assessment Bonds, 6.75%, 9/01/43	2,000	2,090,460
University of Texas System, Refunding RB, Series B, 5.00%, 8/15/16 (b)	5,000	5,391,100

		119,221,769
U.S. Virgin Islands — 0.3%
Virgin Islands Public Finance Authority, 5.00%, 10/01/29	5,680	6,264,472
Utah — 0.4%
County of Utah Utah, Refunding RB, U.S. Steel Corp. Project, 5.38%, 11/01/15	3,000	3,074,550
State of Utah, GO, Refunding, Series C, 5.00%, 7/01/16	5,000	5,370,350

		8,444,900
Vermont — 0.3%
University of Vermont & State Agricultural College, Refunding RB, 5.00%, 10/01/23	1,000	1,220,020
Vermont Educational & Health Buildings Financing Agency, RB, Series A, 5.00%, 10/31/46	5,700	6,071,469

		7,291,489
Virginia — 4.5%
City of Richmond Virginia, GO, Refunding, Series A, 5.00%, 3/01/29	5,000	5,854,050
City of Richmond Virginia, Refunding RB, Series A, 5.00%, 1/15/20	5,310	6,276,314
City of Suffolk Virginia, GO, Refunding, 5.00%, 2/01/21	5,135	6,184,491
County of Arlington Virginia, GO, Refunding, Series B:
5.00%, 8/15/23	10,000	12,407,400
5.00%, 8/15/25	5,360	6,680,114
County of Chesterfield Virginia, GO, Refunding, Series B, 5.00%, 1/01/20	5,285	6,268,274
County of Fairfax Virginia, GO, Refunding, Series B:
5.00%, 10/01/21	8,930	10,856,112
5.00%, 10/01/22	5,000	6,153,850
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
4.00%, 7/01/22	1,320	1,333,754
Residential Care Facility, 5.00%, 7/01/47	1,985	2,015,768
County of Henrico Virginia EDA, Refunding RB, United Methodist Homes:
3.38%, 6/01/20	1,000	1,014,130
5.00%, 6/01/22	625	684,269
5.00%, 6/01/23	420	456,082
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.00%, 3/01/23	1,000	980,640
Hampton Roads Sanitation District, Refunding RB, Series A, 5.00%, 7/01/21	5,000	6,023,200
Shops at White Oak Village Community Development Authority, Special Assessment, 5.30%, 3/01/17	1,342	1,418,709
University of Virginia, RB, Build America Bonds, 6.20%, 9/01/39	5,000	7,004,800
Municipal Bonds	Par (000)	Value
Virginia (concluded)
Virginia College Building Authority, RB:
5.00%, 9/01/18	$3,320	$3,817,834
5.00%, 9/01/19	3,570	4,193,643
5.00%, 9/01/20	3,715	4,428,057
5.00%, 9/01/21	3,590	4,327,099
5.00%, 9/01/22	3,640	4,428,788
Virginia Small Business Financing Authority, RB, Senior Lien, Express Lanes LLC, AMT, 5.00%, 7/01/34	5,000	5,274,300

		108,081,678
Washington — 1.9%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.25%, 9/01/32	2,255	2,354,062
State of Washington, GO, Refunding, 5.00%, 7/01/32	25,000	29,588,250
Washington Health Care Facilities Authority, Refunding RB, 5.00%, 10/01/38	10,000	11,177,500
Washington State Convention Center Public Facilities District, RB, Build America Bonds, Series B, 6.79%, 7/01/40	1,250	1,538,988

		44,658,800
West Virginia — 0.2%
West Virginia Tobacco Settlement Finance Authority, RB, Series A, 7.47%, 6/01/47	4,780	4,113,381
Wisconsin — 0.2%
Public Finance Authority, RB, Rose Villa Project, Series A:
5.75%, 11/15/44	1,190	1,235,208
6.00%, 11/15/49	745	784,381
Wisconsin Health & Educational Facilities Authority, Refunding RB:
5.50%, 5/01/34	875	913,544
5.75%, 5/01/39	1,060	1,101,753

		4,034,886
Total Municipal Bonds — 90.2%		2,151,882,665

Municipal Bonds Transferred to Tender Option Bond Trusts (j)
Arizona — 0.5%
Arizona State University, Refunding RB, Arizona State University System Board of Regents, Series A, 5.00%, 7/01/42	10,000	11,140,167
California — 5.5%
California Health Facilities Financing Authority, RB:
5.00%, 8/15/43	10,000	11,260,794
Stanford Hospital and Clinics, Series A, 5.00%, 8/15/51	10,000	11,069,966
Sutter Health, Series A, 5.00%, 8/15/52	10,000	11,054,391
City of Los Angeles California Department of Airports, Refunding RB, 5.00%, 5/15/35	10,000	11,299,900
City of San Francisco California Public Utilities Commission Water Revenue, 5.00%, 11/01/37	10,000	11,272,500
County of Ventura California Public Financing Authority, Refunding LRB, Series A, 5.00%, 11/01/38	8,450	9,532,276
Fresno Unified School District, 5.00%, 8/01/44	10,000	11,318,100
Los Angeles Department of Water & Power, RB, Series B, 5.00%, 7/01/43	10,000	11,204,400

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	37

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
California (concluded)
Port of Los Angeles, 5.00%, 8/01/44	$10,000	$11,195,495
San Francisco City & County Airports Commission-San Francisco International Airport, 5.00%, 5/01/44	10,000	11,043,000
San Marcos Unified School District, GO, Series C, 5.00%, 8/01/40	10,000	11,259,994
Ventura County Public Financing Authority, Refunding RB, Series A, 5.00%, 11/01/43	8,530	9,546,349

		131,057,165
District of Columbia — 0.5%
District of Columbia Water & Sewer Authority, RB, Sub-Lien, Series A, 5.00%, 10/01/44	10,000	11,277,700
Florida — 0.5%
Tampa Bay Water, RB, 5.00%, 10/01/38	10,000	11,417,600
Georgia — 0.5%
Gainesville & Hall County Hospital Authority, Refunding RB, 5.50%, 8/15/54	10,000	11,427,400
Maryland — 0.5%
Maryland Health & Higher Educational Facilities Authority, RB, Series C, 5.00%, 5/15/43	10,000	11,246,400
Massachusetts — 0.5%
Massachusetts Development Finance Agency, RB, Partners Healthcare System Issue, 5.00%, 7/01/44	10,000	11,262,500
Missouri — 0.9%
Health & Educational Facilities Authority of the State of Missouri, RB, 5.00%, 1/01/44	10,000	11,333,997
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, Series A, 5.00%, 11/15/48 (k)	10,000	10,896,300

		22,230,297
Nevada — 0.5%
Las Vegas Valley Water District, GO, Series B, 5.00%, 6/01/37	10,000	11,299,700
New York — 0.4%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	10,000	11,123,100
Pennsylvania — 0.5%
Philadelphia Authority for Industrial Development Hospital, RB, The Children’s Hospital of Philadelphia Project, Series A, 5.00%, 7/01/42	10,000	11,265,000
South Carolina — 0.4%
City of Charleston South Carolina Waterworks & Sewer System Revenue, Refunding RB, 5.00%, 1/01/41	10,000	11,129,200
Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
Tennessee — 0.4%
Rutherford County Health & Educational Facilities Board, RB, Series C, 5.00%, 11/15/47	$10,000	$10,997,600
Texas — 1.4%
Dallas-Fort Worth International Airport, RB, Series A, AMT, 5.00%, 11/01/45 (k)	10,000	10,603,769
El Paso County Hospital District, GO, 5.00%, 8/15/43	10,000	10,952,500
Tarrant Regional Water District, Refunding RB, 5.00%, 3/01/52	10,000	11,068,800

		32,625,069
Washington — 0.5%
State of Washington, GO, Series A, 5.00%, 8/01/38	10,000	11,435,100
Wisconsin — 0.9%
Wisconsin Health & Educational Facilities Authority, RB, Series D, 5.00%, 11/15/41	10,000	11,082,700
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., Obligated Group, Series A, 5.00%, 4/01/42	10,000	10,970,100

		22,052,800
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 14.4%		342,986,798

Investment Companies	Shares
Market Vectors High Yield Municipal Index ETF	300,000	9,297,000
SPDR Nuveen S&P High Yield Municipal Bond ETF	100,000	5,718,000
Total Investment Companies — 0.6%		15,015,000
Total Long-Term Investments (Cost — $2,482,206,336) — 105.7%		2,522,129,347

Short-Term Securities
FFI Institutional Tax-Exempt Fund, 0.03% (l)(m)	48,105,817	48,105,817
Total Short-Term Securities (Cost — $48,105,817) — 2.0%		48,105,817
Total Investments (Cost — $2,530,312,153) — 107.7%		2,570,235,164
Liabilities in Excess of Other Assets — (0.5)%		(11,132,615)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (7.2%)		(171,828,115)

Net Assets — 100.0%		$2,387,274,434

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Zero-coupon bond.

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
J.P. Morgan Securities LLC	$22,692,100	$217,800
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$4,613,315	$13,742
Pershing LLC	$2,767,250	$9,678
Wells Fargo Securities, LLC	$5,844,000	$21,200

(f)	Non-income producing security.

(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(h)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(i)	Security is collateralized by municipal or U.S. Treasury obligations.

(j)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(k)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires from May 1, 2019 to November 15, 2048, is $12,173,889.

(l)	Investments in issuers considered to be an affiliate of the Fund during the six months ended November 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2014	Net Activity	Shares Held at November 30, 2014	Income
FFI Institutional Tax-Exempt Fund	128,952,002	(80,846,185)	48,105,817	$14,009

(m)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of November 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(3,166)	5-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	$378,312,266	$(2,203,014)
(5,461)	10-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	$693,802,984	(6,619,944)
(1,327)	Long U.S. Treasury Bond	Chicago Board of Trade	March 2015	$189,263,375	(2,036,686)
Total					$(10,859,644)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	39

Schedule of Investments (concluded)	BlackRock Strategic Municipal Opportunities Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of November 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$15,015,000	$2,499,924,997	$7,189,350	$2,522,129,347
Short-Term Securities	48,105,817	—	—	48,105,817

Total	$63,120,817	$2,499,924,997	$7,189,350	$2,570,235,164

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(10,859,644)	—	—	$(10,859,644)

[2]    Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of November 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,049,534	—	—	$1,049,534
Cash pledged for financial futures contracts	12,306,000	—	—	12,306,000
Liabilities:
TOB trust certificates	—	$(171,804,979)	—	(171,804,979)

Total	$13,355,534	$(171,804,979)	—	$(158,449,445)

There were no transfers between levels during the six months ended November 30, 2014.

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Statements of Assets and Liabilities

November 30, 2014 (Unaudited)	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

Assets
Investments at value — unaffiliated[1]	$629,462,865	$255,837,452	$468,183,048	$2,522,129,347
Investments at value — affiliated[2]	8,600,510	11,239,459	3,741,899	48,105,817
Cash	—	—	—	1,049,534
Cash pledged for financial futures contracts	380,000	336,000	189,000	12,306,000
Interest receivable	6,704,346	3,645,102	6,717,295	28,615,357
Investments sold receivable	4,344,013	638,941	335,000	5,399,350
Capital shares sold receivable	608,060	297,849	224,240	14,613,197
TOB trust receivable	—	—	—	7,500,000
Prepaid expenses	52,639	18,186	19,433	163,372

Total assets	650,152,433	272,012,989	479,409,915	2,639,881,974

Accrued Liabilities
Investments purchased payable	15,561,457	4,446,462	—	63,531,729
Capital shares redeemed payable	1,314,792	319,305	259,002	11,074,698
Income dividends payable	892,591	430,632	998,600	1,536,664
Investment advisory fees payable	256,380	102,968	194,077	907,490
Service and distribution fees payable	101,599	44,078	39,305	249,456
Variation margin payable on financial futures contracts	98,436	86,561	46,875	3,179,029
Officer’s and Trustees’ fees payable	5,346	4,598	5,159	3,863
Interest expense and fees payable	4,116	3,031	9,606	23,136
Other affiliates payable	1,310	566	1,106	3,246
Other accrued expenses payable	182,540	101,487	165,439	293,250

Total accrued liabilities	18,418,567	5,539,688	1,719,169	80,802,561

Other Liabilities
TOB trust certificates	31,152,530	7,231,154	46,126,645	171,804,979

Total liabilities	49,571,097	12,770,842	47,845,814	252,607,540

Net Assets	$600,581,336	$259,242,147	$431,564,101	$2,387,274,434

Net Assets Consist of
Paid-in capital	$575,689,543	$242,769,569	$421,639,775	$2,354,708,494
Undistributed net investment income	585,903	839,497	850,021	242,867
Accumulated net realized gain (loss)	(24,835,328)	(6,342,749)	(28,820,054)	3,259,706
Net unrealized appreciation/depreciation	49,141,218	21,975,830	37,894,359	29,063,367

Net Assets	$600,581,336	$259,242,147	$431,564,101	$2,387,274,434

[1] Investments at cost — unaffiliated	$580,201,353	$233,755,840	$430,234,573	$2,482,206,336
[2] Investments at cost — affiliated	$8,600,510	$11,239,459	$3,741,899	$48,105,817

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	41

Statements of Assets and Liabilities (concluded)

November 30, 2014 (Unaudited)	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

Net Asset Value
Institutional
Net assets	$233,676,659	$114,982,674	$313,925,256	$1,629,388,318

Shares outstanding, unlimited number of shares authorized, $0.10 par value	18,873,791	10,261,042	27,547,250	143,056,431

Net asset value per share	$12.38	$11.21	$11.40	$11.39

Service
Net assets	—	$18,269,063	$8,079,886	—

Shares outstanding, Unlimited number of shares authorized, $0.10 par value	—	1,630,462	708,790	—

Net asset value per share	—	$11.20	$11.40	—

Investor A
Net assets	$131,180,366	$59,506,703	$60,921,918	$551,772,083

Shares outstanding, Unlimited number of shares authorized, $0.10 par value	10,604,023	5,305,483	5,340,431	48,466,398

Net asset value per share	$12.37	$11.22	$11.41	$11.38

Investor A1
Net assets	$152,420,420	$30,864,336	$17,168,754	$35,613,320

Shares outstanding, unlimited number of shares authorized, $0.10 par value	12,310,529	2,751,066	1,504,725	3,127,289

Net asset value per share	$12.38	$11.22	$11.41	$11.39

Investor B
Net assets	$559,706	—	—	—

Shares outstanding, unlimited number of shares authorized, $0.10 par value	45,180	—	—	—

Net asset value per share	$12.39	—	—	—

Investor C
Net assets	$65,981,773	$27,392,327	$26,281,749	$170,500,713

Shares outstanding, unlimited number of shares authorized, $0.10 par value	5,328,721	2,445,242	2,304,313	14,970,695

Net asset value per share	$12.38	$11.20	$11.41	$11.39

Investor C1
Net assets	$16,762,412	$8,227,044	$5,186,538	—

Shares outstanding, unlimited number of shares authorized, $0.10 par value	1,353,682	734,220	455,112	—

Net asset value per share	$12.38	$11.21	$11.40	—

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Statements of Operations

Six Months Ended November 30, 2014 (Unaudited)	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

Investment Income
Interest	$11,796,827	$5,500,662	$10,339,754	$30,023,424
Income — affiliated	—	—	—	14,009

Total income	11,796,827	5,500,662	10,339,754	30,037,433

Expenses
Investment advisory	1,570,319	681,664	1,175,860	4,876,994
Service — Service	—	22,818	9,724	—
Service — Investor A	151,580	63,851	72,448	518,534
Service — Investor A1	76,895	15,504	8,700	18,295
Service and distribution — Investor B	1,716	—	—	—
Service and distribution — Investor C	326,327	134,155	127,316	736,995
Service and distribution — Investor C1	51,701	24,983	15,851	—
Transfer agent — Institutional	63,165	82,670	281,367	255,512
Transfer agent — Service	—	10,036	3,458	—
Transfer agent — Investor A	16,486	13,429	19,719	54,472
Transfer agent — Investor A1	26,380	7,376	5,514	8,994
Transfer agent — Investor B	754	—	—	—
Transfer agent — Investor C	13,078	6,375	7,369	28,545
Transfer agent — Investor C1	3,326	1,899	1,502	—
Accounting services	62,450	26,838	46,635	134,390
Registration	41,307	12,197	12,413	159,048
Professional	38,469	35,474	36,311	101,146
Custodian	20,188	8,364	12,857	56,976
Printing	14,767	15,141	17,420	38,092
Officer and Trustees	11,893	9,900	11,098	16,481
Miscellaneous	20,722	16,571	17,428	26,543

Total expenses excluding interest expense and fees	2,511,523	1,189,245	1,882,990	7,031,017
Interest expense and fees[1]	82,026	27,204	140,431	458,503

Total expenses	2,593,549	1,216,449	2,023,421	7,489,520
Less fees waived by Manager	(83,365)	(73,918)	(112)	(461,244)
Less transfer agent fees waived and/or reimbursed — class specific	(26,587)	(30,148)	(166,081)	—
Less fees paid indirectly	(13)	—	—	(119)

Total expenses after fees waived and/or reimbursed and paid indirectly	2,483,584	1,112,383	1,857,228	7,028,157

Net investment income	9,313,243	4,388,279	8,482,526	23,009,276

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,179,531	246,738	1,230,852	17,498,256
Financial futures contracts	(909,362)	(374,486)	(263,797)	(17,119,433)
Swaps	—	—	—	(12,490)

	1,270,169	(127,748)	967,055	366,333

Net change in unrealized appreciation/depreciation on:
Investments	5,577,581	2,669,910	5,966,377	11,327,608
Financial futures contracts	278,984	77,762	(72,253)	(7,741,999)
Swaps	—	—	—	(22,974)

	5,856,565	2,747,672	5,894,124	3,562,635

Net realized and unrealized gain	7,126,734	2,619,924	6,861,179	3,928,968

Net Increase in Net Assets Resulting from Operations	$16,439,977	$7,008,203	$15,343,705	$26,938,244

[1] Related to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	43

Statements of Changes in Net Assets

	BlackRock California Municipal Bond Fund
Increase (Decrease) in Net Assets:	Six Months Ended November 30, 2014 (Unaudited)	Year Ended May 31, 2014

Operations
Net investment income	$9,313,243	$21,569,525
Net realized gain (loss)	1,270,169	(25,697,355)
Net change in unrealized appreciation/depreciation	5,856,565	782,668

Net increase (decrease) in net assets resulting from operations	16,439,977	(3,345,162)

Distributions to Shareholders From[1]
Net investment income:
Institutional	(3,701,391)	(8,031,062)
Investor A	(1,960,833)	(4,595,449)
Investor A1	(2,578,091)	(6,144,174)
Investor B	(9,660)	(65,739)
Investor C	(808,066)	(2,100,933)
Investor C1	(245,371)	(620,485)
Net realized gain:
Institutional	–	(1,596,406)
Investor A	–	(1,006,555)
Investor A1	–	(1,375,156)
Investor B	–	(15,021)
Investor C	–	(582,215)
Investor C1	–	(158,915)

Decrease in net assets resulting from distributions to shareholders	(9,303,412)	(26,292,110)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	36,679,718	(168,739,856)

Net Assets
Total increase (decrease) in net assets	43,816,283	(198,377,128)
Beginning of period	556,765,053	755,142,181

End of period	$600,581,336	$556,765,053

Undistributed net investment income, end of period	$585,903	$576,072

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Statements of Changes in Net Assets

	BlackRock New Jersey Municipal Bond Fund
Increase (Decrease) in Net Assets:	Six Months Ended November 30, 2014 (Unaudited)	Year Ended May 31, 2014

Operations
Net investment income	$4,388,279	$9,023,622
Net realized loss	(127,748)	(4,099,756)
Net change in unrealized appreciation/depreciation	2,747,672	(844,236)

Net increase in net assets resulting from operations	7,008,203	4,079,630

Distributions to Shareholders From[1]
Net investment income:
Institutional	(2,064,533)	(4,166,294)
Service	(325,985)	(695,263)
Investor A	(911,085)	(1,694,910)
Investor A1	(572,344)	(1,298,776)
Investor B	–	(154)
Investor B1	–	(844)
Investor C	(375,732)	(804,734)
Investor C1	(132,576)	(307,553)

Decrease in net assets resulting from distributions to shareholders	(4,382,255)	(8,968,528)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	18,118,431	(26,638,117)

Net Assets
Total increase (decrease) in net assets	20,744,379	(31,527,015)
Beginning of period	238,497,768	270,024,783

End of period	$259,242,147	$238,497,768

Undistributed net investment income, end of period	$839,497	$833,473

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	45

Statements of Changes in Net Assets

	BlackRock Pennsylvania Municipal Bond Fund
Increase (Decrease) in Net Assets:	Six Months Ended November 30, 2014 (Unaudited)	Year Ended May 31, 2014

Operations
Net investment income	$8,482,526	$18,893,357
Net realized gain (loss)	967,055	(7,436,082)
Net change in unrealized appreciation/depreciation	5,894,124	(11,916,057)

Net increase (decrease) in net assets resulting from operations	15,343,705	(458,782)

Distributions to Shareholders From[1]
Net investment income:
Institutional	(6,363,362)	(14,461,048)
Service	(150,575)	(292,552)
Investor A	(1,122,382)	(2,279,593)
Investor A1	(351,219)	(790,660)
Investor B	—	(106)
Investor B1	—	(533)
Investor C	(392,937)	(876,193)
Investor C1	(92,694)	(227,290)

Decrease in net assets resulting from distributions to shareholders	(8,473,169)	(18,927,975)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	1,887,031	(86,889,862)

Net Assets
Total increase (decrease) in net assets	8,757,567	(106,276,619)
Beginning of period	422,806,534	529,083,153

End of period	$431,564,101	$422,806,534

Undistributed net investment income, end of period	$850,021	$840,664

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Statements of Changes in Net Assets

	BlackRock Strategic Municipal Opportunities Fund
Increase (Decrease) in Net Assets:	Six Months Ended November 30, 2014 (Unaudited)	Year Ended May 31, 2014

Operations
Net investment income	$23,009,276	$21,299,717
Net realized gain	366,333	3,750,645
Net change in unrealized appreciation/depreciation	3,562,635	(4,856,588)

Net increase in net assets resulting from operations	26,938,244	20,193,774

Distributions to Shareholders From[1]
Net investment income:
Institutional	(16,142,846)	(12,315,644)
Investor A	(4,979,671)	(5,729,443)
Investor A1	(467,311)	(1,160,124)
Investor B	—	(564)
Investor C	(1,215,159)	(2,188,161)
Net realized gain:
Institutional	—	(2,608,678)
Investor A	—	(1,484,002)
Investor A1	—	(307,374)
Investor C	—	(771,646)

Decrease in net assets resulting from distributions to shareholders	(22,804,987)	(26,565,636)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	987,218,894	557,996,806

Net Assets
Total increase in net assets	991,352,151	551,624,944
Beginning of period	1,395,922,283	844,297,339

End of period	$2,387,274,434	$1,395,922,283

Undistributed net investment income, end of period	$242,867	$38,578

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	47

Financial Highlights	BlackRock California Municipal Bond Fund

	Institutional							Investor A
	Six Months Ended November 30, 2014 (Unaudited)		Year Ended May 31,					Six Months Ended November 30, 2014 (Unaudited)		Year Ended May 31,
			2014	2013	2012	2011	2010			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$12.22		$12.54	$12.48	$11.20	$11.54	$11.02	$12.21		$12.53	$12.47	$11.19	$11.53	$11.01

Net investment income[1]	0.21		0.47	0.45	0.53	0.55	0.53	0.20		0.45	0.42	0.49	0.53	0.50
Net realized and unrealized gain (loss)	0.16		(0.22)	0.09	1.28	(0.34)	0.52	0.16		(0.23)	0.09	1.29	(0.35)	0.53

Net increase from investment operations	0.37		0.25	0.54	1.81	0.21	1.05	0.36		0.22	0.51	1.78	0.18	1.03

Distributions from:[2]
Net investment income	(0.21)		(0.47)	(0.46)	(0.53)	(0.55)	(0.53)	(0.20)		(0.44)	(0.43)	(0.50)	(0.52)	(0.51)
Net realized gain	—		(0.10)	(0.02)	—	—	—	—		(0.10)	(0.02)	—	—	—

Total distributions	(0.21)		(0.57)	(0.48)	(0.53)	(0.55)	(0.53)	(0.20)		(0.54)	(0.45)	(0.50)	(0.52)	(0.51)

Net asset value, end of period	$12.38		$12.22	$12.54	$12.48	$11.20	$11.54	$12.37		$12.21	$12.53	$12.47	$11.19	$11.53

Total Return[3]
Based on net asset value	3.06%	[4]	2.31%	4.26%	16.55%	1.89%	9.72%	2.96%	[4]	2.13%	4.02%	16.29%	1.65%	9.47%

Ratios to Average Net Assets
Total expenses	0.71%	[5]	0.81%	0.73%	0.78%	0.83%	0.79%	0.93%	[5]	0.99%	0.96%	1.01%	1.07%	1.02%

Total expenses after fees waived and paid indirectly	0.68%	[5]	0.81%	0.72%	0.78%	0.83%	0.78%	0.87%	[5]	0.99%	0.96%	1.01%	1.07%	1.02%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	0.65%	[5]	0.73%	0.65%	0.68%	0.70%	0.73%	0.84%	[5]	0.91%	0.88%	0.91%	0.94%	0.97%

Net investment income	3.43%	[5]	3.96%	3.54%	4.44%	4.90%	4.67%	3.24%	[5]	3.79%	3.32%	4.19%	4.66%	4.43%

Supplemental Data
Net assets, end of period (000)	$233,677		$206,904	$293,150	$174,726	$87,977	$59,097	$131,180		$111,545	$166,056	$117,051	$56,575	$48,331

Portfolio turnover rate	21%		33%	51%	42%	41%	53%	21%		33%	51%	42%	41%	53%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Financial Highlights (continued)	BlackRock California Municipal Bond Fund

	Investor A1							Investor B
	Six Months Ended November 30, 2014 (Unaudited)		Year Ended May 31,					Six Months Ended November 30, 2014 (Unaudited)		Year Ended May 31,
			2014	2013	2012	2011	2010			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$12.23		$12.54	$12.48	$11.20	$11.54	$11.02	$12.23		$12.55	$12.49	$11.21	$11.55	$11.03

Net investment income[1]	0.21		0.46	0.44	0.52	0.54	0.52	0.17		0.41	0.39	0.45	0.50	0.47
Net realized and unrealized gain (loss)	0.15		(0.21)	0.09	1.28	(0.34)	0.52	0.16		(0.22)	0.08	1.30	(0.35)	0.53

Net increase from investment operations	0.36		0.25	0.53	1.80	0.20	1.04	0.33		0.19	0.47	1.75	0.15	1.00

Distributions from:[2]
Net investment income	(0.21)		(0.46)	(0.45)	(0.52)	(0.54)	(0.52)	(0.17)		(0.41)	(0.39)	(0.47)	(0.49)	(0.48)
Net realized gain	—		(0.10)	(0.02)	—	—	—	—		(0.10)	(0.02)	—	—	—

Total distributions	(0.21)		(0.56)	(0.47)	(0.52)	(0.54)	(0.52)	(0.17)		(0.51)	(0.41)	(0.47)	(0.49)	(0.48)

Net asset value, end of period	$12.38		$12.23	$12.54	$12.48	$11.20	$11.54	$12.39		$12.23	$12.55	$12.49	$11.21	$11.55

Total Return[3]
Based on net asset value	2.94%	[4]	2.36%	4.17%	16.45%	1.82%	9.63%	2.72%	[4]	1.82%	3.73%	15.94%	1.39%	9.17%

Ratios to Average Net Assets
Total expenses	0.78%	[5]	0.84%	0.82%	0.87%	0.91%	0.87%	1.36%	[5]	1.30%	1.25%	1.31%	1.34%	1.29%

Total expenses after fees waived and paid indirectly	0.75%	[5]	0.84%	0.81%	0.86%	0.91%	0.86%	1.33%	[5]	1.30%	1.24%	1.30%	1.33%	1.28%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	0.73%	[5]	0.76%	0.74%	0.77%	0.78%	0.81%	1.30%	[5]	1.22%	1.17%	1.21%	1.20%	1.23%

Net investment income	3.36%	[5]	3.94%	3.48%	4.42%	4.81%	4.57%	2.75%	[5]	3.49%	3.07%	3.83%	4.37%	4.14%

Supplemental Data
Net assets, end of period (000)	$152,420		$154,845	$177,677	$183,008	$169,576	$187,784	$560		$947	$3,570	$7,382	$11,626	$19,989

Portfolio turnover rate	21%		33%	51%	42%	41%	53%	21%		33%	51%	42%	41%	53%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	49

Financial Highlights (concluded)	BlackRock California Municipal Bond Fund

	Investor C							Investor C1
	Six Months Ended November 30, 2014 (Unaudited)		Year Ended May 31,					Six Months Ended November 30, 2014 (Unaudited)		Year Ended May 31,
			2014	2013	2012	2011	2010			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$12.23		$12.54	$12.48	$11.20	$11.54	$11.02	$12.23		$12.54	$12.48	$11.20	$11.54	$11.02

Net investment income[1]	0.15		0.36	0.32	0.41	0.44	0.42	0.18		0.40	0.38	0.46	0.49	0.46
Net realized and unrealized gain (loss)	0.15		(0.21)	0.09	1.29	(0.34)	0.52	0.15		(0.21)	0.09	1.28	(0.35)	0.53

Net increase from investment operations	0.30		0.15	0.41	1.70	0.10	0.94	0.33		0.19	0.47	1.74	0.14	0.99

Distributions from:[2]
Net investment income	(0.15)		(0.36)	(0.33)	(0.42)	(0.44)	(0.42)	(0.18)		(0.40)	(0.39)	(0.46)	(0.48)	(0.47)
Net realized gain	—		(0.10)	(0.02)	—	—	—	—		(0.10)	(0.02)	—	—	—

Total distributions	(0.15)		(0.46)	(0.35)	(0.42)	(0.44)	(0.42)	(0.18)		(0.50)	(0.41)	(0.46)	(0.48)	(0.47)

Net asset value, end of period	$12.38		$12.23	$12.54	$12.48	$11.20	$11.54	$12.38		$12.23	$12.54	$12.48	$11.20	$11.54

Total Return[3]
Based on net asset value	2.49%	[4]	1.44%	3.23%	15.42%	0.91%	8.65%	2.68%	[4]	1.85%	3.65%	15.87%	1.31%	9.09%

Ratios to Average Net Assets
Total expenses	1.69%	[5]	1.75%	1.73%	1.76%	1.81%	1.77%	1.29%	[5]	1.34%	1.32%	1.37%	1.41%	1.37%

Total expenses after fees waived and paid indirectly	1.63%	[5]	1.75%	1.72%	1.76%	1.81%	1.77%	1.26%	[5]	1.34%	1.31%	1.37%	1.40%	1.36%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	1.60%	[5]	1.67%	1.64%	1.66%	1.68%	1.72%	1.23%	[5]	1.26%	1.24%	1.27%	1.28%	1.31%

Net investment income	2.48%	[5]	3.03%	2.56%	3.45%	3.91%	3.68%	2.85%	[5]	3.44%	2.98%	3.93%	4.29%	4.07%

Supplemental Data
Net assets, end of period (000)	$65,982		$65,203	$92,635	$63,515	$30,434	$29,583	$16,762		$17,320	$22,054	$24,486	$24,195	$28,506

Portfolio turnover rate	21%		33%	51%	42%	41%	53%	21%		33%	51%	42%	41%	53%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Financial Highlights	BlackRock New Jersey Municipal Bond Fund

	Institutional									Service
	Six Months Ended November 30, 2014 (Unaudited)		Year Ended May 31,							Six Months Ended November 30, 2014 (Unaudited)		Year Ended May 31,
			2014	2013	2012		2011	2010				2014	2013	2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$11.09		$11.22	$11.26	$10.18		$10.45	$9.85		$11.09		$11.22	$11.26	$10.17		$10.45	$9.85

Net investment income[1]	0.21		0.43	0.43	0.45		0.48	0.47		0.20		0.42	0.41	0.43		0.46	0.46
Net realized and unrealized gain (loss)	0.12		(0.13)	(0.02)	1.09		(0.27)	0.58		0.11		(0.14)	(0.01)	1.10		(0.28)	0.58

Net increase from investment operations	0.33		0.30	0.41	1.54		0.21	1.05		0.31		0.28	0.40	1.53		0.18	1.04

Distributions from net investment income[2]	(0.21)		(0.43)	(0.45)	(0.46)		(0.48)	(0.45)		(0.20)		(0.41)	(0.44)	(0.44)		(0.46)	(0.44)

Net asset value, end of period	$11.21		$11.09	$11.22	$11.26		$10.18	$10.45		$11.20		$11.09	$11.22	$11.26		$10.17	$10.45

Total Return[3]
Based on net asset value	2.96%	[4]	2.89%	3.56%	15.41%		2.10%	10.91%		2.81%	[4]	2.78%	3.47%	15.31%		1.76%	10.80%

Ratios to Average Net Assets
Total expenses	0.82%	[5]	0.83%	0.83%	0.82%		0.83%	0.82%		1.03%	[5]	1.04%	1.03%	1.02%		1.01%	1.03%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.76%	[5]	0.79%	0.79%	0.68%		0.62%	0.77%		0.86%	[5]	0.90%	0.89%	0.88%		0.86%	0.87%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	0.74%	[5,6]	0.76% [6]	0.78% [6]	0.68%	[6]	0.62%	0.77%	[6]	0.84%	[5,6]	0.87% [6]	0.87% [6]	0.87%	[6]	0.86%	0.87%	[6]

Net investment income	3.68%	[5]	4.04%	3.74%	4.19%		4.72%	4.57%		3.58%	[5]	3.94%	3.64%	4.00%		4.50%	4.47%

Supplemental Data
Net assets, end of period (000)	$114,983		$109,182	$120,851	$119,558		$114,377	$158,244		$18,269		$17,881	$19,388	$14,375		$12,804	$10,521

Portfolio turnover rate	8%		12%	8%	18%		14%	18%		8%		12%	8%	18%		14%	18%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	51

Financial Highlights (continued)	BlackRock New Jersey Municipal Bond Fund

	Investor A									Investor A1
	Six Months Ended November 30, 2014 (Unaudited)		Year Ended May 31,							Six Months Ended November 30, 2014 (Unaudited)		Year Ended May 31,
			2014	2013	2012		2011	2010				2014	2013	2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$11.10		$11.23	$11.27	$10.19		$10.46	$9.86		$11.10		$11.23	$11.27	$10.19		$10.46	$9.86

Net investment income[1]	0.20		0.42	0.41	0.43		0.46	0.46		0.21		0.43	0.43	0.44		0.48	0.47
Net realized and unrealized gain (loss)	0.12		(0.14)	(0.01)	1.09		(0.27)	0.58		0.12		(0.13)	(0.02)	1.09		(0.28)	0.59

Net increase from investment operations	0.32		0.28	0.40	1.52		0.19	1.04		0.33		0.30	0.41	1.53		0.20	1.06

Distributions from net investment income[2]	(0.20)		(0.41)	(0.44)	(0.44)		(0.46)	(0.44)		(0.21)		(0.43)	(0.45)	(0.45)		(0.47)	(0.46)

Net asset value, end of period	$11.22		$11.10	$11.23	$11.27		$10.19	$10.46		$11.22		$11.10	$11.23	$11.27		$10.19	$10.46

Total Return[3]
Based on net asset value	2.90%	[4]	2.78%	3.47%	15.18%		1.86%	10.79%		2.96%	[4]	2.93%	3.62%	15.35%		2.02%	10.96%

Ratios to Average Net Assets
Total expenses	0.98%	[5]	0.99%	0.97%	0.95%		0.96%	0.97%		0.82%	[5]	0.83%	0.82%	0.82%		0.81%	0.83%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.86%	[5]	0.90%	0.89%	0.88%		0.87%	0.87%		0.74%	[5]	0.75%	0.74%	0.73%		0.71%	0.72%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	0.84%	[5,6]	0.87% [6]	0.87% [6]	0.87%	[6]	0.87%	0.87%	[6]	0.72%	[5,6]	0.72% [6]	0.72% [6]	0.72%	[6]	0.71%	0.72%	[6]

Net investment income	3.57%	[5]	3.93%	3.64%	3.98%		4.48%	4.46%		3.70%	[5]	4.09%	3.80%	4.14%		4.64%	4.62%

Supplemental Data
Net assets, end of period (000)	$59,507		$45,073	$53,521	$37,824		$27,441	$27,210		$30,864		$31,338	$34,941	$36,387		$33,063	$36,704

Portfolio turnover rate	8%		12%	8%	18%		14%	18%		8%		12%	8%	18%		14%	18%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Financial Highlights (concluded)	BlackRock New Jersey Municipal Bond Fund

	Investor C									Investor C1
	Six Months Ended November 30, 2014 (Unaudited)		Year Ended May 31,							Six Months Ended November 30, 2014 (Unaudited)		Year Ended May 31,
			2014	2013	2012		2011	2010				2014	2013	2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$11.08		$11.21	$11.25	$10.17		$10.45	$9.84		$11.09		$11.22	$11.26	$10.17		$10.45	$9.85

Net investment income[1]	0.16		0.34	0.33	0.34		0.38	0.38		0.18		0.38	0.38	0.39		0.42	0.42
Net realized and unrealized gain (loss)	0.12		(0.14)	(0.02)	1.09		(0.28)	0.60		0.12		(0.13)	(0.02)	1.10		(0.28)	0.59

Net increase from investment operations	0.28		0.20	0.31	1.43		0.10	0.98		0.30		0.25	0.36	1.49		0.14	1.01

Distributions from net investment income[2]	(0.16)		(0.33)	(0.35)	(0.35)		(0.38)	(0.37)		(0.18)		(0.38)	(0.40)	(0.40)		(0.42)	(0.41)

Net asset value, end of period	$11.20		$11.08	$11.21	$11.25		$10.17	$10.45		$11.21		$11.09	$11.22	$11.26		$10.17	$10.45

Total Return[3]
Based on net asset value	2.51%	[4]	1.99%	2.68%	14.33%		0.98%	10.07%		2.70%	[4]	2.41%	3.10%	14.89%		1.40%	10.41%

Ratios to Average Net Assets
Total expenses	1.72%	[5]	1.73%	1.72%	1.71%		1.71%	1.73%		1.32%	[5]	1.32%	1.32%	1.31%		1.30%	1.32%

Total expenses after fees waived and paid indirectly	1.63%	[5]	1.67%	1.66%	1.65%		1.64%	1.64%		1.25%	[5]	1.26%	1.25%	1.24%		1.22%	1.23%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees	1.61%	[5,6]	1.64% [6]	1.64% [6]	1.64%	[6]	1.64%	1.64%	[6]	1.23%	[5,6]	1.23% [6]	1.23% [6]	1.23%	[6]	1.22%	1.23%	[6]

Net investment income	2.81%	[5]	3.16%	2.87%	3.22%		3.71%	3.69%		3.19%	[5]	3.58%	3.29%	3.65%		4.14%	4.11%

Supplemental Data
Net assets, end of period (000)	$27,392		$26,429	$30,139	$22,635		$17,639	$18,802		$8,227		$8,594	$10,070	$11,228		$12,948	$14,942

Portfolio turnover rate	8%		12%	8%	18%		14%	18%		8%		12%	8%	18%		14%	18%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	53

Financial Highlights	BlackRock Pennsylvania Municipal Bond Fund

	Institutional							Service
	Six Months Ended November 30, 2014 (Unaudited)		Year Ended May 31,					Six Months Ended November 30, 2014 (Unaudited)		Year Ended May 31,
			2014	2013	2012	2011	2010			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$11.21		$11.54	$11.60	$10.62	$10.93	$10.34	$11.22		$11.54	$11.60	$10.62	$10.93	$10.34

Net investment income[1]	0.23		0.47	0.49	0.51	0.52	0.49	0.22		0.45	0.46	0.48	0.49	0.46
Net realized and unrealized gain (loss)	0.19		(0.33)	(0.06)	0.98	(0.31)	0.59	0.18		(0.32)	(0.05)	0.98	(0.30)	0.60

Net increase from investment operations	0.42		0.14	0.43	1.49	0.21	1.08	0.40		0.13	0.41	1.46	0.19	1.06

Distributions from net investment income[2]	(0.23)		(0.47)	(0.49)	(0.51)	(0.52)	(0.49)	(0.22)		(0.45)	(0.47)	(0.48)	(0.50)	(0.47)

Net asset value, end of period	$11.40		$11.21	$11.54	$11.60	$10.62	$10.93	$11.40		$11.22	$11.54	$11.60	$10.62	$10.93

Total Return[3]
Based on net asset value	3.78%	[4]	1.50%	3.71%	14.29%	1.99%	10.61%	3.59%	[4]	1.41%	3.53%	14.05%	1.81%	10.41%

Ratios to Average Net Assets
Total expenses	0.87%	[5]	0.87%	0.92%	0.91%	0.91%	0.86%	1.03%	[5]	1.04%	1.10%	1.10%	1.08%	1.07%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.78%	[5]	0.78%	0.82%	0.78%	0.71%	0.74%	0.96%	[5]	0.96%	1.00%	0.99%	0.91%	0.92%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[6]	0.71%	[5]	0.71%	0.71%	0.67%	0.62%	0.70%	0.89%	[5]	0.89%	0.89%	0.89%	0.82%	0.88%

Net investment income	4.06%	[5]	4.39%	4.16%	4.58%	4.86%	4.55%	3.88%	[5]	4.20%	3.97%	4.34%	4.71%	4.38%

Supplemental Data
Net assets, end of period (000)	$313,925		$311,954	$397,618	$403,032	$387,251	$445,217	$8,080		$7,422	$7,973	$3,912	$2,648	$1,302

Portfolio turnover rate	7%		11%	10%	24%	25%	26%	7%		11%	10%	24%	25%	26%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Financial Highlights (continued)	BlackRock Pennsylvania Municipal Bond Fund

	Investor A							Investor A1
	Six Months Ended November 30, 2014 (Unaudited)		Year Ended May 31,					Six Months Ended November 30, 2014 (Unaudited)		Year Ended May 31,
			2014	2013	2012	2011	2010			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$11.23		$11.55	$11.61	$10.63	$10.94	$10.35	$11.23		$11.55	$11.61	$10.63	$10.94	$10.35

Net investment income[1]	0.22		0.46	0.46	0.49	0.49	0.47	0.23		0.47	0.49	0.51	0.51	0.48
Net realized and unrealized gain (loss)	0.18		(0.33)	(0.05)	0.97	(0.31)	0.59	0.18		(0.32)	(0.06)	0.97	(0.31)	0.59

Net increase from investment operations	0.40		0.13	0.41	1.46	0.18	1.06	0.41		0.15	0.43	1.48	0.20	1.07

Distributions from net investment income[2]	(0.22)		(0.45)	(0.47)	(0.48)	(0.49)	(0.47)	(0.23)		(0.47)	(0.49)	(0.50)	(0.51)	(0.48)

Net asset value, end of period	$11.41		$11.23	$11.55	$11.61	$10.63	$10.94	$11.41		$11.23	$11.55	$11.61	$10.63	$10.94

Total Return[3]
Based on net asset value	3.59%	[4]	1.41%	3.53%	14.04%	1.76%	10.40%	3.67%	[4]	1.57%	3.69%	14.22%	1.94%	10.58%

Ratios to Average Net Assets
Total expenses	1.01%	[5]	1.02%	1.06%	1.03%	1.02%	0.98%	0.85%	[5]	0.86%	0.89%	0.89%	0.88%	0.84%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.96%	[5]	0.96%	1.00%	0.99%	0.94%	0.93%	0.80%	[5]	0.80%	0.84%	0.83%	0.76%	0.77%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[6]	0.89%	[5]	0.89%	0.89%	0.89%	0.85%	0.89%	0.73%	[5]	0.73%	0.73%	0.73%	0.67%	0.73%

Net investment income	3.88%	[5]	4.20%	3.97%	4.36%	4.63%	4.37%	4.04%	[5]	4.37%	4.14%	4.52%	4.81%	4.53%

Supplemental Data
Net assets, end of period (000)	$60,922		$55,500	$61,553	$42,275	$33,779	$35,515	$17,169		$17,823	$21,169	$22,677	$20,940	$22,892

Portfolio turnover rate	7%		11%	10%	24%	25%	26%	7%		11%	10%	24%	25%	26%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	55

Financial Highlights (concluded)	BlackRock Pennsylvania Municipal Bond Fund

	Investor C							Investor C1
	Six Months Ended November 30, 2014 (Unaudited)		Year Ended May 31,					Six Months Ended November 30, 2014 (Unaudited)		Year Ended May 31,
			2014	2013	2012	2011	2010			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$11.22		$11.55	$11.61	$10.63	$10.94	$10.35	$11.21		$11.54	$11.60	$10.62	$10.93	$10.34

Net investment income[1]	0.17		0.37	0.37	0.39	0.41	0.38	0.20		0.42	0.42	0.45	0.46	0.43
Net realized and unrealized gain (loss)	0.19		(0.33)	(0.05)	0.99	(0.31)	0.59	0.19		(0.34)	(0.05)	0.97	(0.31)	0.59

Net increase from investment operations	0.36		0.04	0.32	1.38	0.10	0.97	0.39		0.08	0.37	1.42	0.15	1.02

Distributions from net investment income[2]	(0.17)		(0.37)	(0.38)	(0.40)	(0.41)	(0.38)	(0.20)		(0.41)	(0.43)	(0.44)	(0.46)	(0.43)

Net asset value, end of period	$11.41		$11.22	$11.55	$11.61	$10.63	$10.94	$11.40		$11.21	$11.54	$11.60	$10.62	$10.93

Total Return[3]
Based on net asset value	3.27%	[4]	0.53%	2.73%	13.15%	0.94%	9.54%	3.49%	[4]	0.95%	3.15%	13.63%	1.42%	10.01%

Ratios to Average Net Assets
Total expenses	1.75%	[5]	1.76%	1.79%	1.80%	1.78%	1.74%	1.34%	[5]	1.35%	1.37%	1.38%	1.37%	1.33%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.74%	[5]	1.75%	1.78%	1.78%	1.76%	1.71%	1.33%	[5]	1.33%	1.37%	1.36%	1.27%	1.29%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[6]	1.68%	[5]	1.67%	1.67%	1.68%	1.66%	1.67%	1.26%	[5]	1.26%	1.26%	1.26%	1.18%	1.25%

Net investment income	3.09%	[5]	3.42%	3.20%	3.56%	3.82%	3.58%	3.51%	[5]	3.84%	3.62%	3.99%	4.29%	4.01%

Supplemental Data
Net assets, end of period (000)	$26,282		$24,647	$32,733	$24,714	$16,603	$17,283	$5,187		$5,460	$7,386	$7,988	$7,989	$10,805

Portfolio turnover rate	7%		11%	10%	24%	25%	26%	7%		11%	10%	24%	25%	26%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Financial Highlights	BlackRock Strategic Municipal Opportunities Fund

	Institutional							Investor A
	Six Months Ended November 30, 2014 (Unaudited)		Year Ended May 31,					Six Months Ended November 30, 2014 (Unaudited)		Year Ended May 31,
			2014	2013	2012	2011	2010			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$11.35		$11.41	$11.36	$10.52	$10.50	$9.96	$11.35		$11.41	$11.36	$10.51	$10.50	$9.95

Net investment income[1]	0.15		0.32	0.35	0.40	0.41	0.39	0.14		0.30	0.32	0.37	0.38	0.37
Net realized and unrealized gain	0.04		0.04	0.11	0.83	0.02	0.54	0.03		0.03	0.11	0.85	0.01	0.54

Net increase from investment operations	0.19		0.36	0.46	1.23	0.43	0.93	0.17		0.33	0.43	1.22	0.39	0.91

Distributions from:[2]
Net investment income	(0.15)		(0.33)	(0.36)	(0.39)	(0.41)	(0.39)	(0.14)		(0.30)	(0.33)	(0.37)	(0.38)	(0.36)
Net realized gain	—		(0.09)	(0.05)	—	—	—	—		(0.09)	(0.05)	—	—	—

Total distributions	(0.15)		(0.42)	(0.41)	(0.39)	(0.41)	(0.39)	(0.14)		(0.39)	(0.38)	(0.37)	(0.38)	(0.36)

Net asset value, end of period	$11.39		$11.35	$11.41	$11.36	$10.52	$10.50	$11.38		$11.35	$11.41	$11.36	$10.51	$10.50

Total Return[3]
Based on net asset value	1.70%	[4]	3.28%	4.02%	11.91%	4.10%	9.46%	1.49%	[4]	3.04%	3.75%	11.76%	3.75%	9.31%

Ratios to Average Net Assets
Total expenses	0.69%	[5,6]	0.73%	0.70%	0.70%	0.72%	0.78%	0.92%	[5,6]	0.96%	0.96%	0.94%	0.96%	1.01%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.64%	[5,6]	0.68%	0.65%	0.65%	0.67%	0.72%	0.87%	[5,6]	0.91%	0.91%	0.89%	0.91%	0.96%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[7]	0.59%	[5,6]	0.65%	0.62%	0.64%	0.66%	0.72%	0.82%	[5,6]	0.88%	0.88%	0.88%	0.90%	0.96%

Net investment income	2.67%	[5,6]	2.95%	3.04%	3.61%	3.86%	3.78%	2.43%	[5,6]	2.73%	2.77%	3.37%	3.63%	3.54%

Supplemental Data
Net assets, end of period (000)	$1,629,388		$953,869	$425,281	$256,517	$164,130	$129,811	$551,772		$283,506	$238,482	$139,600	$67,194	$42,294

Portfolio turnover rate	106%		200%	17%	15%	30%	23%	106%		200%	17%	15%	30%	23%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Annualized.

[7]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	57

Financial Highlights (concluded)	BlackRock Strategic Municipal Opportunities Fund

	Investor A1							Investor C
	Six Months Ended November 30, 2014 (Unaudited)		Year Ended May 31,					Six Months Ended November 30, 2014 (Unaudited)		Year Ended May 31,
			2014	2013	2012	2011	2010			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$11.35		$11.41	$11.36	$10.51	$10.50	$9.96	$11.35		$11.41	$11.36	$10.52	$10.50	$9.96

Net investment income[1]	0.15		0.32	0.34	0.38	0.39	0.38	0.09		0.22	0.23	0.28	0.30	0.28
Net realized and unrealized gain	0.04		0.03	0.11	0.85	0.01	0.54	0.04		0.03	0.11	0.84	0.02	0.54

Net increase from investment operations	0.19		0.35	0.45	1.23	0.40	0.92	0.13		0.25	0.34	1.12	0.32	0.82

Distributions from:[2]
Net investment income	(0.15)		(0.32)	(0.35)	(0.38)	(0.39)	(0.38)	(0.09)		(0.22)	(0.24)	(0.28)	(0.30)	(0.28)
Net realized gain	—		(0.09)	(0.05)	—	—	—	—		(0.09)	(0.05)	—	—	—

Total distributions	(0.15)		(0.41)	(0.40)	(0.38)	(0.39)	(0.38)	(0.09)		(0.31)	(0.29)	(0.28)	(0.30)	(0.28)

Net asset value, end of period	$11.39		$11.35	$11.41	$11.36	$10.51	$10.50	$11.39		$11.35	$11.41	$11.36	$10.52	$10.50

Total Return[3]
Based on net asset value	1.64%	[4]	3.19%	3.91%	11.90%	3.89%	9.35%	1.19%	[4]	2.26%	2.98%	10.80%	3.06%	8.38%

Ratios to Average Net Assets
Total expenses	0.80%	[5,6]	0.81%	0.80%	0.81%	0.82%	0.88%	1.69%	[5,6]	1.72%	1.71%	1.71%	1.72%	1.77%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.75%	[5,6]	0.76%	0.75%	0.76%	0.77%	0.82%	1.64%	[5,6]	1.66%	1.66%	1.65%	1.67%	1.72%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[7]	0.69%	[5,6]	0.73%	0.72%	0.75%	0.77%	0.82%	1.59%	[5,6]	1.64%	1.63%	1.64%	1.67%	1.72%

Net investment income	2.59%	[5,6]	2.89%	2.97%	3.51%	3.75%	3.68%	1.67%	[5,6]	1.98%	2.03%	2.60%	2.86%	2.78%

Supplemental Data
Net assets, end of period (000)	$35,613		$37,708	$44,121	$46,021	$44,952	$48,372	$170,501		$120,840	$135,599	$82,483	$37,243	$31,006

Portfolio turnover rate	106%		200%	17%	15%	30%	23%	106%		200%	17%	15%	30%	23%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Annualized.

[7]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust and BlackRock Municipal Series Trust (each, a “Trust” or collectively, the “Trusts”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the (“Funds” or individually, a “Fund”):

Trust	Fund Name	Herein referred to as	Diversification Classification
BlackRock California Municipal Series Trust	BlackRock California Municipal Bond Fund	California Municipal Bond	Diversified
BlackRock Multi-State Municipal Series Trust	BlackRock New Jersey Municipal Bond Fund	New Jersey Municipal Bond	Non-diversified
	BlackRock Pennsylvania Municipal Bond Fund	Pennsylvania Municipal Bond	Non-diversified
BlackRock Municipal Series Trust	BlackRock Strategic Municipal Opportunities Fund	Strategic Municipal Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each bear certain expenses and conversion as outlined below. Institutional and Service Shares are sold only to certain eligible investors. Investor A1, Investor B, and Class C1 Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan). For distribution and service fee breakdown see Note 5.

Share Name	Initial Sales Charge	CDSC	Conversion
Institutional Shares	No	No	None
Service Shares	No	Yes	None
Investor A Shares	Yes	No1	None
Investor A1 Shares	Yes	Yes	None
Investor B Shares	No	Yes	To Investor A1 Shares after 10 years
Investor C and Investor C1 Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

On June 10, 2013, certain of the Funds’ share classes converted into other existing share classes, with the same relative aggregate net asset value as the original shares held immediately prior to the conversion, as follows:

	Original Shares	New Shares
New Jersey Municipal Bond	Investor B	Investor A
New Jersey Municipal Bond	Investor B1	Investor A1
Pennsylvania Municipal Bond	Investor B	Investor A
Pennsylvania Municipal Bond	Investor B1	Investor A1
Strategic Municipal Opportunities	Investor B	Investor A1

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	59

Notes to Financial Statements (continued)

market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at NAV each business day.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts), or certain borrowings (e.g., TOBs) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

60	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Notes to Financial Statements (continued)

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of a fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the six months ended November 30, 2014, no TOBs in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Fund. The Fund typically invests the cash received in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Fund’s payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates, approximate its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Fund invests in TOBs on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple Funds participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by the Funds at November 30, 2014, in proportion to their participation. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds at November 30, 2014.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At November 30, 2014, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
California Municipal Bond	$70,134,243	$31,152,530	0.04% - 0.19%
New Jersey Municipal Bond	$12,919,031	$7,231,154	0.06% - 0.11%
Pennsylvania Municipal Bond	$97,018,056	$46,126,645	0.05% - 0.09%
Strategic Municipal Opportunities	$342,986,798	$171,804,979	0.04% - 0.24%

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	61

Notes to Financial Statements (continued)

For the six months ended November 30, 2014, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
California Municipal Bond	$25,947,612	0.63%
New Jersey Municipal Bond	$7,231,154	0.75%
Pennsylvania Municipal Bond	$46,126,645	0.61%
Strategic Municipal Opportunities	$149,552,703	0.61%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk and interest rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Swaps: Strategic Municipal Opportunities enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Strategic Municipal Opportunities enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from

62	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Notes to Financial Statements (continued)

the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of November 30, 2014
		Value
		Derivative Liabilities
	Statements of Assets and Liabilities Location	California Municipal Bond	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Interest rate contracts	Net unrealized depreciation[1]	$(120,294)	$(105,782)	$(54,116)	$(10,859,644)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended November 30, 2014
	Net Realized Loss From				Net Change in Unrealized Appreciation/Depreciation On
	California Municipal Bond	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities	California Municipal Bond	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Interest rate contracts:
Financial Futures Contracts	$(909,362)	$(374,486)	$(263,797)	$(17,119,433)	$278,984	$77,762	$(72,253)	$(7,741,999)
Credit Contracts:
Swaps	—	—	—	(12,490)	—	—	—	(22,974)

Total	$(909,362)	$(374,486)	$(263,797)	$(17,131,923)	$278,984	$77,762	$(72,253)	$(7,764,973)

For the six months ended November 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	California Municipal Bond	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Financial Futures Contracts:
Average number of contracts sold	283	240	150	8,222
Average notional value of contracts sold	$35,732,539	$30,362,789	$18,962,109	$1,036,588,794
Credit default swaps:
Average number of contracts — buy protection	—	—	—	1	[1]
Average number of contracts sold — sell protection	—	—	—	1	[1]
Average notional amount — buy protection	—	—	—	$25,000,000	[1]
Average notional amount — sell protection	—	—	—	$25,000,000	[1]

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	63

Notes to Financial Statements (continued)

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Trust, on behalf of each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, California Municipal Bond, New Jersey Municipal Bond, and Pennsylvania Municipal Bond each pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $500 Million	0.55%
$500 — $1 Billion	0.525%
Greater than $1 Billion	0.50%

Strategic Municipal Opportunities pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.55%
$1 Billion — $3 Billion	0.52%
$3 Billion — $5 Billion	0.50%
$5 Billion — $10 Billion	0.48%
Greater than $10 Billion	0.47%

Prior to July 1, 2014, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, served as a sub-advisor to each Fund pursuant to sub-advisory agreements with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by each Fund to the Manager under the Investment Advisory Agreements. Effective July 1, 2014, the sub-advisory agreements between the Manager and BIM, with respect to each Fund, expired.

The Manager, with respect to Strategic Municipal Opportunities, contractually agreed to waive 0.05% of the Fund’s investment advisory fee until October 1, 2015. For the six months ended November 30, 2014, the Manager waived $454,479, which is included in fees waived by Manager in the Statements of Operations.

The Manager, with respect to California Municipal Bond, New Jersey Municipal Bond and Pennsylvania Municipal Bond, contractually agreed to waive and/or reimburse fees or expenses, in order to limit expenses, excluding interest expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The current expense limitations as a percentage of net assets are as follows:

	California Municipal Bond	New Jersey Municipal Bond		Pennsylvania Municipal Bond
Institutional	0.66%	0.75%		0.71%
Service	—	0.84%		0.89%
Investor A	0.84%	0.84%		0.89%
Investor A1	—	0.72%	[1]	0.73%
Investor C	1.60%	1.61%		1.68%
Investor C1	—	1.23%	[1]	1.26%

[1]	Contractual waiver became effective on October 1, 2014.

The Manager has agreed not to reduce or discontinue these contractual waivers or reimbursements prior to October 1, 2015, unless approved by the Board, including a majority of the Independent Trustees. Prior to October 1, 2014, the waivers and/or reimbursements for Pennsylvania Municipal Bond were voluntary.

As a result, for the six months ended November 30, 2014, the Manager waived and/or reimbursed the following amounts, which are shown as transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations.

	California Municipal Bond	New Jersey Municipal Bond	Pennsylvania Municipal Bond
Institutional	$243	—	$143,413
Service	—	$10,035	$2,749
Investor A	$16,483	$13,428	$14,442
Investor A1	—	$2,731	$4,780
Investor C	$9,861	$3,724	$218
Investor C1	—	$230	$479

64	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Notes to Financial Statements (continued)

In addition, the following Funds had a waiver of investment advisory fees that is included in fees waived by Manager in the Statements of Operations. For the six months ended November 30, 2014, the amounts were as follows:

California Municipal Bond	$82,076
New Jersey Municipal Bond	$70,972

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts waived or reimbursed are included in fees waived by Manager in the Statements of Operations. For the six months ended November 30, 2014, the amounts waived were as follows:

California Municipal Bond	$1,289
New Jersey Municipal Bond	$2,946
Pennsylvania Municipal Bond	$112
Strategic Municipal Opportunities	$6,765

For the six months ended November 30, 2014, each Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

California Municipal Bond	$2,697
New Jersey Municipal Bond	$1,172
Pennsylvania Municipal Bond	$2,163
Strategic Municipal Opportunities	$6,578

Each Trust, on behalf of each Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	California Municipal Bond	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Service	—	0.25%	0.25%	—
Investor A	0.25%	0.25%	0.25%	0.25%
Investor A1	0.10%	0.10%	0.10%	0.10%
Investor B	0.25%	—	—	—
Investor C	0.25%	0.25%	0.25%	0.25%
Investor C1	0.25%	0.25%	0.25%	—

	Distribution Fees
	California Municipal Bond	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor B	0.25%	—	—	—
Investor C	0.75%	0.75%	0.75%	0.75%
Investor C1	0.35%	0.35%	0.35%	—

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor A1, Investor B, Investor C and Investor C1 shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2014, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which is included in transfer agent — class specific in the Statements of Operations:

	New Jersey Municipal Bond	Pennsylvania Municipal Bond
Institutional	$72,269	$256,381
Service	$2,287	$175
Investor A	$126	$24

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	65

Notes to Financial Statements (continued)

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended November 30, 2014, the Funds reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	California Municipal Bond	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Institutional	$181	$175	$240	$974
Service	—	$794	$18	—
Investor A	$181	$305	$389	$421
Investor A1	$1,134	$181	$307	$181
Investor B	$6	—	—	—
Investor C	$181	$161	$171	$309
Investor C1	$12	$14	$6	—

For the six months ended November 30, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

	California Municipal Bond	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor A	$8,230	$5,544	$7,845	$34,930

For the six months ended November 30, 2014, affiliates received CDSCs as follows:

	California Municipal Bond	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor A	$7,558	$285	$1,445	$38,564
Investor C	$1,058	$710	$250	$22,072

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the six months ended November 30, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
Strategic Municipal Opportunities	$6,209,360	—

6. Purchase and Sales:

For the six months ended November 30, 2014, purchases and sales of investments excluding short-term securities were as follows:

	California Municipal Bond	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Purchases	$176,489,819	$32,670,961	$31,919,871	$3,079,495,116
Sales	$122,295,733	$20,199,234	$33,383,894	$2,064,375,926

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended May 31, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

66	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Notes to Financial Statements (continued)

As of May 31, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires May 31,	California Municipal Bond	New Jersey Municipal Bond	Pennsylvania Municipal Bond
2017	—	$1,037,279	$9,367,197
2018	—	260,363	6,928,880
2019	—	243,757	720,781
No expiration date[1]	$21,900,397	3,348,189	9,348,150

Total	$21,900,397	$4,889,588	$26,365,008

[1]	Must be utilized prior to losses subject to expiration.

As of November 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	California Municipal Bond	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Tax cost	$557,484,094	$238,155,418	$388,490,335	$2,358,974,096

Gross unrealized appreciation	$49,527,635	$22,396,406	$38,434,343	$48,282,778
Gross unrealized depreciation	(100,884)	(706,067)	(1,126,376)	(8,826,689)

Net unrealized appreciation	$49,426,751	$21,690,339	$37,307,967	$39,456,089

8. Bank Borrowings:

The Trusts, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which, the Participating Funds, including the Funds can borrow up to $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The agreement expires in April 2015. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the six months ended November 30, 2014.

9. Principal Risks:

Each Fund invests a substantial amount of its assets in issuers located in a single state or limited number of states. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of November 30, 2014, the California Municipal Bond invested a significant portion of its assets in securities in the county/city/special district/school district and utilities sectors, New Jersey Municipal Bond invested a significant portion of its assets in securities in the transportation sector, Pennsylvania Municipal Bond invested a significant portion of its assets in securities in the health and education sectors and Strategic Municipal Opportunities invested a significant portion of its assets in securities in the state sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	67

Notes to Financial Statements (continued)

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a fund.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds,” as defined in the rules. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015 and recently has been extended for certain covered funds. The Volcker Rule may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Fund. Any alternative forms of leverage may be more or less advantageous to the Fund than existing TOB leverage.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended November 30, 2014		Year Ended May 31, 2014
California Municipal Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,733,317	$46,097,429	7,800,219	$92,277,258
Shares issued in reinvestment of dividends	219,071	2,699,010	579,362	6,769,494
Shares redeemed	(2,003,775)	(24,630,652)	(14,832,343)	(171,846,995)

Net increase (decrease)	1,948,613	$24,165,787	(6,452,762)	$(72,800,243)

Investor A
Shares sold	2,227,557	$27,373,460	2,465,253	$28,904,915
Shares issued in reinvestment of dividends	120,946	1,488,728	354,240	4,135,859
Shares redeemed	(876,625)	(10,770,067)	(6,940,663)	(81,223,756)

Net increase (decrease)	1,471,878	$18,092,121	(4,121,170)	$(48,182,982)

Investor A1
Shares sold	27,704	$338,271	206,468	$2,422,145
Shares issued in reinvestment of dividends	123,027	1,515,160	361,820	4,229,954
Shares redeemed	(506,455)	(6,217,309)	(2,070,752)	(24,144,274)

Net decrease	(355,724)	$(4,363,878)	(1,502,464)	$(17,492,175)

Investor B
Shares sold	29	$361	124	$1,433
Shares issued in reinvestment of dividends	560	6,891	3,560	41,516
Shares redeemed and automatic conversion of shares	(32,797)	(400,814)	(210,777)	(2,477,540)

Net decrease	(32,208)	$(393,562)	(207,093)	$(2,434,591)

Investor C
Shares sold	436,880	$5,376,709	758,332	$8,955,739
Shares issued in reinvestment of dividends	48,163	593,224	167,638	1,956,206
Shares redeemed	(489,449)	(6,017,177)	(2,979,404)	(34,781,958)

Net decrease	(4,406)	$(47,244)	(2,053,434)	$(23,870,013)

Investor C1
Shares sold	166	$2,045	1,780	$20,683
Shares issued in reinvestment of dividends	9,659	118,974	31,440	367,150
Shares redeemed	(72,705)	(894,525)	(375,152)	(4,347,685)

Net decrease	(62,880)	$(773,506)	(341,932)	$(3,959,852)

Total Net Increase (Decrease)	2,965,273	$36,679,718	(14,678,855)	$(168,739,856)

68	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Notes to Financial Statements (continued)

	Six Months Ended November 30, 2014		Year Ended May 31, 2014
New Jersey Municipal Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	931,582	$10,383,020	1,779,455	$19,142,716
Shares issued in reinvestment of dividends	52,042	581,597	89,306	948,587
Shares redeemed	(569,193)	(6,347,592)	(2,795,858)	(29,525,153)

Net increase (decrease)	414,431	$4,617,025	(927,097)	$(9,433,850)

Service
Shares sold	123,250	$1,371,056	237,123	$2,512,079
Shares issued in reinvestment of dividends	24,100	269,212	54,956	583,227
Shares redeemed	(129,619)	(1,450,209)	(407,882)	(4,305,615)

Net increase (decrease)	17,731	$190,059	(115,803)	$(1,210,309)

Investor A
Shares sold	1,628,954	$18,167,679	1,551,053	$16,525,698
Shares issued in reinvestment of dividends	70,522	788,905	134,010	1,425,478
Shares redeemed	(455,097)	(5,086,437)	(2,390,845)	(25,372,079)

Net increase (decrease)	1,244,379	$13,870,147	(705,782)	$(7,420,903)

Investor A1
Shares sold	48	$538	90,223	$995,957
Shares issued in reinvestment of dividends	31,353	350,668	71,657	761,977
Shares redeemed	(103,179)	(1,147,277)	(450,173)	(4,789,415)

Net decrease	(71,778)	$(796,071)	(288,293)	$(3,031,481)

Investor B
Shares sold	—	—	—	—
Shares issued in reinvestment of dividends	—	—	—	—
Shares redeemed and automatic conversion of shares	—	—	(17,618)	$(195,247)

Net decrease	—	—	(17,618)	$(195,247)

Investor B1
Shares sold	—	—	—	—
Shares issued in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	(81,704)	$(905,769)

Net decrease	—	—	(81,704)	$(905,769)

Investor C
Shares sold	256,803	$2,862,689	371,350	$3,939,892
Shares issued in reinvestment of dividends	26,314	293,888	57,114	606,463
Shares redeemed	(222,128)	(2,467,095)	(731,885)	(7,711,140)

Net increase (decrease)	60,989	$689,482	(303,421)	$(3,164,785)

Investor C1
Shares sold	—	—	1,111	$11,629
Shares issued in reinvestment of dividends	7,749	$86,571	17,496	185,848
Shares redeemed	(48,638)	(538,782)	(141,321)	(1,473,250)

Net decrease	(40,889)	$(452,211)	(122,714)	$(1,275,773)

Total Net Increase (Decrease)	1,624,863	$18,118,431	(2,562,432)	$(26,638,117)

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	69

Notes to Financial Statements (continued)

	Six Months Ended November 30, 2014		Year Ended May 31, 2014
Pennsylvania Municipal Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	997,248	$11,275,658	1,880,083	$20,306,515
Shares issued in reinvestment of dividends	89,404	1,012,460	166,975	1,802,537
Shares redeemed	(1,356,690)	(15,360,035)	(8,689,280)	(92,961,113)

Net decrease	(270,038)	$(3,071,917)	(6,642,222)	$(70,852,061)

Service
Shares sold	87,314	$984,612	239,457	$2,578,070
Shares issued in reinvestment of dividends	12,905	146,154	26,132	282,273
Shares redeemed	(53,029)	(598,884)	(294,778)	(3,164,022)

Net increase (decrease)	47,190	$531,882	(29,189)	$(303,679)

Investor A
Shares sold	682,084	$7,721,234	1,373,680	$14,737,209
Shares issued in reinvestment of dividends	89,280	1,011,923	188,718	2,040,540
Shares redeemed	(374,822)	(4,243,114)	(1,947,891)	(20,846,115)

Net increase (decrease)	396,542	$4,490,043	(385,493)	$(4,068,366)

Investor A1
Shares sold	—	—	49,585	$563,518
Shares issued in reinvestment of dividends	16,967	$192,285	37,363	404,139
Shares redeemed	(99,618)	(1,121,971)	(331,962)	(3,568,440)

Net decrease	(82,651)	$(929,686)	(245,014)	$(2,600,783)

Investor B
Shares sold	—	—	—	—
Shares issued in reinvestment of dividends	—	—	—	—
Shares redeemed and automatic conversion of shares	—	—	(10,644)	$(121,108)

Net decrease	—	—	(10,644)	$(121,108)

Investor B1
Shares sold	—	—	—	—
Shares issued in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	(45,807)	$(521,315)

Net decrease	—	—	(45,807)	$(521,315)

Investor C
Shares sold	237,416	$2,682,906	322,578	$3,505,852
Shares issued in reinvestment of dividends	28,811	326,449	65,760	710,204
Shares redeemed	(157,911)	(1,785,064)	(1,026,852)	(10,993,211)

Net increase (decrease)	108,316	$1,224,291	(638,514)	$(6,777,155)

Investor C1
Shares sold	3,631	$40,484	955	$10,170
Shares issued in reinvestment of dividends	5,798	65,622	13,589	146,697
Shares redeemed	(41,221)	(463,688)	(167,753)	(1,802,262)

Net decrease	(31,792)	$(357,582)	(153,209)	$(1,645,395)

Total Net Increase (Decrease)	167,567	$1,887,031	(8,150,092)	$(86,889,862)

70	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Notes to Financial Statements (concluded)

	Six Months Ended November 30, 2014		Year Ended May 31, 2014
Strategic Municipal Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	75,554,721	$860,555,694	74,244,925	$830,142,254
Shares issued in reinvestment of dividends	1,106,475	12,624,082	840,070	9,251,386
Shares redeemed	(17,627,542)	(200,805,513)	(28,328,093)	(309,223,607)

Net increase	59,033,654	$672,374,263	46,756,902	$530,170,033

Investor A
Shares sold	30,983,485	$352,950,177	15,812,719	$175,930,126
Shares issued in reinvestment of dividends	381,807	4,354,442	559,069	6,130,474
Shares redeemed	(7,883,233)	(89,493,826)	(12,295,974)	(134,512,814)

Net increase	23,482,059	$267,810,793	4,075,814	$47,547,786

Investor A1
Shares sold	238	$2,803	87,378	$987,696
Shares issued in reinvestment of dividends	25,706	293,135	86,140	943,848
Shares redeemed	(220,873)	(2,514,060)	(718,764)	(7,895,979)

Net decrease	(194,929)	$(2,218,122)	(545,246)	$(5,964,435)

Investor B
Shares sold	—	—	—	—
Shares issued in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	(71,299)	$(807,109)

Net decrease	—	—	(71,299)	$(807,109)

Investor C
Shares sold	5,406,109	$61,554,808	3,847,916	$42,684,444
Shares issued in reinvestment of dividends	89,653	1,022,619	221,993	2,430,881
Shares redeemed	(1,170,569)	(13,325,467)	(5,308,870)	(58,064,794)

Net increase (decrease)	4,325,193	$49,251,960	(1,238,961)	$(12,949,469)

Total Net Increase	86,645,977	$987,218,894	48,977,210	$557,996,806

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	71

Officers and Trustees

Robert M. Hernandez, Chairman of the Board and Trustee

Fred G. Weiss, Vice Chairman of the Board and Trustee

Paul L. Audet, President and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, Chief Executive Officer

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Effective September 10, 2014, Brendan Kyne resigned as a Vice President of each Trust and Jennifer McGovern became a Vice President of each Trust.

Effective December 31, 2014, Paul L. Audet and Laurence D. Fink resigned as Trustees of each Trust. Effective January 1, 2015, Robert Fairbairn and John M. Perlowski were appointed to serve as Trustees of each Trust.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian State Street Bank and Trust Company Boston, MA 02110	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

72	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2014	73

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

74	SEMI-ANNUAL REPORT	NOVEMBER 30, 2014

The report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MUNI4-11/14-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) –   The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock California Municipal Opportunities Fund (formerly, BlackRock California Municipal Bond Fund) of BlackRock California Municipal Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock California Municipal Opportunities Fund (formerly, BlackRock California Municipal Bond Fund) of BlackRock California Municipal Series Trust

Date: February 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock California Municipal Opportunities Fund (formerly, BlackRock California Municipal Bond Fund) of BlackRock California Municipal Series Trust

Date: February 2, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock California Municipal Opportunities Fund (formerly, BlackRock California Municipal Bond Fund) of BlackRock California Municipal Series Trust

Date: February 2, 2015

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